                                                   Registration No. 33-44300
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                         POST-EFFECTIVE AMENDMENT NO. 8
                                   TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2



                          ----------------------------


                        NATIONWIDE VL SEPARATE ACCOUNT-A
                              (EXACT NAME OF TRUST)



                          ----------------------------


                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)

                                 DENNIS W. CLICK
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                          ----------------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and Financial Statements.

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 1998 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485



If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being registered: Flexible Premium Variable Life Insurance Policies

Approximate date of proposed offering: Continuously on and after May 1, 1998

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

===============================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS
 1................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
                                                                                  The Variable Account
 2................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
 3................................................................................Custodian of Assets
 4................................................................................Distribution of The Policies
 5................................................................................The Variable Account
 6................................................................................Not Applicable
 7................................................................................Not Applicable
 8................................................................................Not Applicable
 9................................................................................Legal Proceedings
10................................................................................Information About The
                                                                                  Policies; How The Cash Value
                                                                                  Varies; Right to Exchange for
                                                                                  a Fixed Benefit Policy;
                                                                                  Reinstatement; Other Policy
                                                                                  Provisions
11................................................................................Investments of The Variable
                                                                                  Account
12................................................................................The Variable Account
13................................................................................Policy Charges
                                                                                  Reinstatement
14................................................................................Underwriting and Issuance -
                                                                                  Premium Payments
                                                                                  Minimum Requirements for
                                                                                  Issuance of a Policy
15................................................................................Investments of the Variable
                                                                                  Account; Premium Payments
16................................................................................Underwriting and Issuance -
                                                                                  Allocation of Cash Value
17................................................................................Surrendering The Policy for
                                                                                  Cash
18................................................................................Reinvestment
19................................................................................Not Applicable
20................................................................................Not Applicable
21................................................................................Policy Loans
22................................................................................Not Applicable
23................................................................................Not Applicable
24................................................................................Not Applicable
25................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
26................................................................................Not Applicable
27................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
28................................................................................Company Management
29................................................................................Company Management
30................................................................................Not Applicable
31................................................................................Not Applicable
32................................................................................Not Applicable
33................................................................................Not Applicable
34................................................................................Not Applicable

N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS
35................................................................................Nationwide Life and Annuity
                                                                                  Insurance Company
36................................................................................Not Applicable
37................................................................................Not Applicable
38................................................................................Distribution of The Policies
39................................................................................Distribution of The Policies
40................................................................................Not Applicable
41(a).............................................................................Distribution of The Policies
42................................................................................Not Applicable
43................................................................................Not Applicable
44................................................................................How The Cash Value Varies
45................................................................................Not Applicable
46................................................................................How The Cash Value Varies
47................................................................................Not Applicable
48................................................................................Custodian of Assets
49................................................................................Not Applicable
50................................................................................Not Applicable
51................................................................................Summary of The Policies;
                                                                                  Information About The
                                                                                  Policies
52................................................................................Substitution of Securities
53................................................................................Taxation of The Company
54................................................................................Not Applicable
55................................................................................Not Applicable
56................................................................................Not Applicable
57................................................................................Not Applicable
58................................................................................Not Applicable
59................................................................................Financial Statements

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150
                       (800) 533-5622, TDD (800) 238-3035

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY THE NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VL SEPARATE ACCOUNT-A


The life insurance policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. Nationwide Life and Annuity Insurance Company (the "Company") guarantees to keep the Policy in force during the first three years so long as the Minimum Premium requirement has been met. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VL Separate Account-A (the "Variable Account") or the Fixed Account to which Cash Values are allocated.


The Policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code (the "Code") .


The Policy Owner may allocate Net Premiums and Cash Value to one or more of the Sub-Accounts and the Fixed Account. The assets of each Sub-Account will be used to purchase, at Net Asset Value, shares in one or more of the following Mutual Fund options:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.,                    NATIONWIDE SEPARATE ACCOUNT TRUST:
A MEMBER OF THE AMERICAN CENTURY(SM)                                - Capital Appreciation Fund
FAMILY OF INVESTMENTS                                               - Government Bond Fund
     - American Century VP Advantage                                - Money Market Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:                          - Total Return Fund
     -VIP Growth Portfolio                                     NEUBERGER & BERMAN ADVISERS MANAGEMENT
                                                               TRUST:
                                                                    - Balanced Portfolio

The Company guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy Data Pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value. The Company guarantees to keep the Policy in force during the first three years so long as the Minimum Premium requirement has been met.


This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option" provision in this prospectus.


THE BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR POLICY FOR SPECIFIC BENEFIT INFORMATION.

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN THE VARIABLE ACCOUNT FUND OPTIONS INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                            GLOSSARY OF SPECIAL TERMS


ATTAINED AGE- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Cash Value.

BENEFICIARY- The person to whom the Death Proceeds are paid.

BREAK POINT PREMIUM-The level annual premium at which the sales load is reduced on a current basis.

CASH VALUE- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE- The Policy's Cash Value, less any Indebtedness under the Policy, less any Surrender Charge.

COMPANY- Nationwide Life and Annuity Insurance Company.

CODE- The Internal Revenue Code of 1986, as amended.

DEATH PROCEEDS- Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUIDELINE LEVEL PREMIUM- The amount of level annual premium calculated in accordance with the provisions of the Code. It represents the level annual premiums required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 5%.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDEBTEDNESS- Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

INITIAL PREMIUM- The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSURED- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE- The Policy Anniversary on or following the Insured's 95th birthday.

MINIMUM PREMIUM- The Minimum Premium is shown on the Policy Data Page. It is used to measure the total amount of premiums that must be paid during the first three Policy Years to guarantee the Policy remains in force.

MONTHLY ANNIVERSARY DAY- The same day as the Policy Date for each succeeding month.


NET ASSET VALUE- The value of one share of an Underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the results by the number of shares outstanding.


NET PREMIUMS- Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

POLICY ANNIVERSARY- The same day and month as the Policy Date for succeeding years.

POLICY CHARGES- All deductions made from the value of the Variable Account, or the Policy Cash Value.

POLICY DATE- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

POLICY LOAN ACCOUNT- The Portion of the Cash Value which results from Policy Indebtedness.

POLICY OWNER- The person designated in the Policy application as the Owner.

POLICY YEAR- Each year commencing with the Policy Date and each Policy Anniversary thereafter.

SCHEDULED PREMIUM- The Scheduled Premium is shown on the Policy Data Page.

SPECIFIED AMOUNT- A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.


SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific underlying Mutual Fund shares are allocated and for which Accumulation Units are separately maintained.


SURRENDER CHARGE- An amount deducted from the Cash Value if the Policy is surrendered.


UNDERLYING MUTUAL FUNDS- A registered open-end management investment company in which the assets of the Sub-Accounts will be invested.

VALUATION DATE- Each day the New York Stock Exchange and the Home Office are open for business or any other day during which there is a sufficient degree of trading of the Underlying Mutual Fund shares that the current Cash Value might be materially affected.

VALUATION PERIOD- A period commencing with the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.


VARIABLE ACCOUNT- A separate investment account of Nationwide Life and Annuity Insurance Company.


                                TABLE OF CONTENTS
GLOSSARY OF TERMS............................................................................................2
SUMMARY OF THE POLICIES......................................................................................6
         Variable Life Insurance.............................................................................6
         The Variable Account and its Sub-Accounts...........................................................6
         The Fixed Account...................................................................................6
         Deductions and Charges..............................................................................6
         Premiums............................................................................................7
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY................................................................8
THE VARIABLE ACCOUNT.........................................................................................8
         Investments of the Variable Account.................................................................8
         American Century Variable Portfolios, Inc., a member of the American Century(SM) Family of
         Investments.........................................................................................9
         Fidelity Variable Insurance Products Fund..........................................................10
         Nationwide Separate Account Trust..................................................................10
         Neuberger & Berman Advisers Management Trust.......................................................10
         Reinvestment.......................................................................................11
         Transfers..........................................................................................11
         Dollar Cost Averaging..............................................................................12
         Substitution of Securities.........................................................................12
         Voting Rights......................................................................................12
INFORMATION ABOUT THE POLICIES..............................................................................12
         Underwriting and Issuance..........................................................................12
         Minimum Requirements for Issuance of a Policy......................................................12
         Premium Payments...................................................................................13
         Allocation of Cash Value...........................................................................13
         Short-Term Right to Cancel Policy..................................................................13
POLICY CHARGES..............................................................................................13
         Deductions from Premiums...........................................................................13
         Surrender Charges..................................................................................14
         Reductions to Surrender Charges....................................................................15
         Deductions from Cash Value.........................................................................15
         Monthly Cost of Insurance..........................................................................15
         Monthly Administrative Charge......................................................................16
         Increase Charge....................................................................................16
         Deductions from the Sub-Accounts...................................................................16
         Expenses of the Underlying Mutual Funds............................................................16
HOW THE CASH VALUE VARIES...................................................................................17
         How the Investment Experience is Determined........................................................17
         Net Investment Factor..............................................................................17
         Determining the Cash Value.........................................................................18
         Valuation Periods and Valuation Dates..............................................................18
SURRENDERING THE POLICY FOR CASH............................................................................18
         Right to Surrender.................................................................................18
         Cash Surrender Value...............................................................................18
         Partial Surrenders.................................................................................18
         Maturity Proceeds..................................................................................19
         Income Tax Withholding.............................................................................19
POLICY LOANS................................................................................................19
         Taking a Policy Loan...............................................................................19
         Effect on Investment Performance...................................................................19
         Interest...........................................................................................19
         Effect on Death Benefit and Cash Value.............................................................20
         Repayment..........................................................................................20
HOW THE DEATH BENEFIT VARIES................................................................................20
         Calculation of the Death Benefit...................................................................20
         Proceeds Payable on Death..........................................................................21
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY................................................................21
CHANGES OF INVESTMENT POLICY................................................................................21

GRACE PERIOD................................................................................................21
         First Three Policy Years...........................................................................21
         Policy Years Four and After........................................................................22
         All Policy Years...................................................................................22
REINSTATEMENT...............................................................................................22
THE FIXED ACCOUNT OPTION....................................................................................22
CHANGES IN EXISTING INSURANCE COVERAGE......................................................................23
         Specified Amount Increases.........................................................................23
         Specified Amount Decreases.........................................................................23
         Changes in the Death Benefit Option................................................................23
OTHER POLICY PROVISIONS.....................................................................................24
         Policy Owner.......................................................................................24
         Beneficiary........................................................................................24
         Assignment.........................................................................................24
         Incontestability...................................................................................24
         Error in Age or Sex................................................................................24
         Suicide............................................................................................24
         Nonparticipating Policies..........................................................................25
LEGAL CONSIDERATIONS........................................................................................25
DISTRIBUTION OF THE POLICIES................................................................................25
CUSTODIAN OF ASSETS.........................................................................................25
TAX MATTERS.................................................................................................25
         Policy Proceeds....................................................................................25
         Withholding........................................................................................26
         Federal Estate and Generation-Skipping Transfer Taxes..............................................26
         Non-Resident Aliens................................................................................27
         Taxation of the Company............................................................................27
         Tax Changes........................................................................................27
THE COMPANY.................................................................................................28
COMPANY MANAGEMENT..........................................................................................28
         Directors of the Company...........................................................................28
         Executive Officers of the Company..................................................................29
OTHER CONTRACTS ISSUED BY THE COMPANY.......................................................................29
STATE REGULATION............................................................................................29
REPORTS TO POLICY OWNERS....................................................................................30
ADVERTISING.................................................................................................30
YEAR 2000 COMPLIANCE ISSUES.................................................................................30
LEGAL PROCEEDINGS...........................................................................................30
EXPERTS.....................................................................................................30
REGISTRATION STATEMENT......................................................................................30
LEGAL OPINIONS..............................................................................................32
APPENDIX 1..................................................................................................33
APPENDIX 2..................................................................................................34
FINANCIAL STATEMENTS........................................................................................51


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE


The variable life insurance policies offered by the Company are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Policy Owner pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime. As with fixed-benefit whole life insurance, the Cash Surrender Value during the early Policy years may be substantially lower than the premiums paid.

However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Sub-Accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. The Company guarantees to keep the Policy in force during the first three years so long as certain requirements have been met (see "Underwriting and Issuance").


Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS


The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner selects the Sub-Accounts or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). When the Policy is issued, the Policy's Net Premiums not allocated to the Fixed Account will be placed in the Nationwide Separate Account Trust-Money Market Fund ("NSAT Money Market Fund") until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy (see "Short-Term Right to Cancel Policy"). Assets of each Sub-Account are invested at Net Asset Value in shares of corresponding Underlying Mutual Fund options. For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account".


THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

DEDUCTIONS AND CHARGES

The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Funds.

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. On a current basis, the sales load is reduced to 1.5% on any portion of the annual premium paid in excess of the annual Break Point Premium. The total sales load actually deducted from any Policy will be equal to the sum of this front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance; plus

       2. monthly cost of any additional benefits provided by riders to the Policy; plus

       3. an administrative expense charge. This charge is $25 per month in the first year and $5 per month in renewal years. The charge in renewal years may be increased at the sole discretion of the Company but may not exceed $7.50 per month; plus

       4. an increase charge per $1000 applied to any increase in the Specified Amount. The increase charge is $2.04 per year per $1000 and is shown on the Policy Data Page. This charge is designed to cover the costs associated with increasing the Specified Amount (see "Policy Charges"). This charge will be deducted on each Monthly Anniversary Day for the first 12 months after the increase becomes effective.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on the anniversary.


For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an Underwriting Surrender Charge and a Sales Surrender Charge. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples).

                            Initial Specified Amount $50,000-$99,999

      Issue               Male                Female                Male                Female
       Age            Non-Tobacco          Non-Tobacco            Standard             Standard
       25                $7.776               $7.521               $8.369               $7.818
       35                 8.817                8.398                9.811                8.891
       45                12.191               11.396               13.887               12.169
       55                15.636               14.011               18.415               15.116
       65                22.295               19.086               26.577               20.641

                               Initial Specified Amount $100,000+
      Issue               Male                Female                Male                Female
       Age            Non-Tobacco          Non-Tobacco            Standard             Standard
       25                $5.776               $5.521               $6.369               $5.818
       35                 6.817                6.398                7.811                6.891
       45                 9.691                8.896               11.387                9.669
       55                13.136               11.511               15.915               12.616
       65                21.295               18.086               25.577               19.641


Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund (see "Expenses of the Underlying Mutual Funds").


PREMIUMS

The minimum Initial Premium for which a Policy may be issued is equal to three minimum monthly premiums. A Policy may be issued to an Insured up to age 80.

For a limited time, the Policy Owner has a right to cancel the Policy and receive a full refund of premiums paid (see "Short-Term Right to Cancel Policy").


The Initial Premium is due on the Policy Date. It will be credited on the Policy Date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy Data Page.

Premiums, other than the Initial Premium may be made at any time the Policy is in force subject to the limits described below. During the first three Policy Years, the total premium payments less any Policy Indebtedness, less any partial surrenders, and less any partial surrender fee must be greater than or equal to the Minimum Premium requirement in order to guarantee the Policy remain in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy Data Page.

The Company will send Scheduled Premium payment reminder notices to the Policy Owner. The Company will send them according to the premium mode shown on the Policy Data Page.


The Policy Owner may pay the Initial Premium at the Home Office or to an authorized agent. All premiums after the first are payable at the Home Office. Premium receipts will be furnished upon request.

Each premium must be at least equal to the monthly Minimum Premium. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. Where permitted by state law, the Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


The Company, formerly Financial Horizons Life Insurance Company, is a stock life insurance company organized under the laws of the State of Ohio in February 1981. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company is a provider of life insurance and annuities. The Policies are distributed by the General Distributor, Nationwide Advisory Services, Inc. ("NAS").


                              THE VARIABLE ACCOUNT


The Variable Account was established by the Company on August 8, 1984. The Company has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (the "1940 Act"). Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 serves as trustee for the trust. NAS, Three Nationwide Plaza, Columbus, Ohio 43215 serves as principal underwriter for the trust. Registration does not involve supervision of the management of the Variable Account or the Company by the SEC.


The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").


Net Premium payments and Cash Value are allocated within the Variable Account among one or more Sub-Accounts (see "Tax Matters"). The assets of each Sub-Account are used to purchase shares of the Underlying Mutual Fund options designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Funds designated by the Policy Owner.

NATIONWIDE ADVISORY SERVICES, INC.

The Contracts are distributed by the General Distributor, NAS, Three Nationwide Plaza, Columbus, Ohio, 43215. NAS is a wholly-owned subsidiary of Nationwide Life Insurance Company.


INVESTMENTS OF THE VARIABLE ACCOUNT


At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Sub-Accounts and the Fixed Account (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums not allocated to the Fixed Account are placed in the NSAT Money Market Fund. At the end of this period, the Cash Value in that Sub-Account will be transferred to the Sub-Accounts based on the Underlying Mutual Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Underlying Mutual Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one Sub-Account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value" and "Short-Term Right to Cancel Policy"). Additional Premium Payments, upon acceptance, will be allocated to the NSAT Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").

These Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity contracts and variable life insurance policies issued through separate accounts of the life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which are disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Fund options, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds.


Each of the Underlying Mutual Funds receives investment advice from a registered investment adviser:

     1. American Century Variable Portfolios, Inc., managed by American Century Investment Management, Inc., an affiliate of American Century Companies, Inc.;

     2. Fidelity Variable Insurance Products Fund, managed by Fidelity Management & Research Company;


     3.   Nationwide Separate Account Trust, managed by NAS; and


     4. Neuberger & Berman Advisers Management Trust, managed by Neuberger & Berman Management Incorporated.

The Underlying Mutual Fund options are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Policy purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.



A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. These Underlying Mutual Fund options are available only to serve as the underlying investment vehicle for variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which are disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS


American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end investment management company which offers its share only as investment vehicles for variable annuity contracts and variable life insurance products of insurance companies. American Century Variable Portfolios is managed by American Century Investment Management, Inc.


       -AMERICAN CENTURY VP ADVANTAGE

       Investment Objective: Current income and capital growth. The fund will seek to achieve its objective by investing in three types of securities. The fund's investment manager intends to invest approximately (i) 20% of the fund's assets in securities of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such securities with a weighted average maturity of six months or less, i.e., cash or cash equivalents; (ii) 40% of the fund's assets in fixed income securities of the United States government and its agencies and instrumentalities with a weighted average maturity of three to ten years; and (iii) 40% of the fund's assets in equity securities that are considered by management to have better-than-average prospects for appreciation. Assets will be purchased or sold, as the case may be, as is necessary in response to changes in market value to maintain the asset mix of the Fund's portfolio at approximately 60% cash, cash equivalents and fixed income securities and 40% equity securities. There can be no assurance that the Fund will achieve its investment objective.

(Although the Statement of Additional Information concerning American Century Variable Portfolios, Inc. refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming Contract Owners will receive cash from the Company.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND


The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and it's portfolios.

       -VIP GROWTH PORTFOLIO

       Investment Objective: Capital Appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other mutual funds. It is also important to point out that this Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

NATIONWIDE SEPARATE ACCOUNT TRUST

Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company organized under the laws of Massachusetts. NSAT offers shares in the funds listed below, each with its own investment objectives. Shares of NSAT will be sold only to life insurance company separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by NAS, a wholly-owned subsidiary of Nationwide Life Insurance Company.

       -CAPITAL APPRECIATION FUND

       Investment Objective: Long-term growth by primarily investing in a diversified portfolio of the common stock of companies which NAS determines have a better-than-average potential for sustained capital growth over the long term.

       -GOVERNMENT BOND FUND

       Investment Objective: A high level of income as is consistent with the preservation of by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.


       -MONEY MARKET FUND

       Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

       -TOTAL RETURN FUND

       Investment Objective: Capital growth by investing in common stocks of companies that NAS believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation. To maximize this potential, NAS may also utilize from time to time, securities convertible into common stock, warrants and options to purchase such stocks.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

Neuberger and Berman Advisers Management Trust ("N & B AMT") is an open-end, diversified management investment company consisting of several series. Shares of the series of N & B AMT are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context.


       -BALANCED PORTFOLIO

       Investment Objective: To provide long-term capital growth and reasonable current income without undue risk to principal. The Balanced Portfolio will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities. The Investment Adviser anticipates that the Balanced Portfolio's investments will normally be managed so that approximately 60% of the Portfolio's total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the Investment Adviser's views regarding current market trends, the common stock portion of the Portfolio's investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of the Portfolio's assets will be invested in fixed income senior securities.

REINVESTMENT

The Underlying Mutual Fund options described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Fund options. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

TRANSFERS


The Policy Owner may transfer Cash Value among the Sub-Accounts and the Fixed Account. A transfer will take effect on the date of receipt of written notice at the Home Office. Transfer requests must be in a written form acceptable to the Company.

After the first Policy Anniversary, the Policy Owner may annually transfer a portion of the value of the Variable Account to the Fixed Account, without penalty or adjustment. The Policy Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed account. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value. The Policy Owner's Cash Value in each Sub-Account will be determined as of the date the transfer request is received in good order at the Home Office.

The Policy Owner may transfer a portion of the value of the Fixed Account to the Variable Account once each Policy Year, without penalty or adjustment. The Policy Owner may request a transfer of up to 100% of the Cash Value in the Fixed Account to the Sub-Accounts. The Company reserves the right to restrict the amounts of transfers to 25% of the Cash Value in the Fixed Account.

Transfers may be made once per Valuation Date and may be made either in writing or, in states allowing such transfers, by telephone. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include the following: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Policy owner and any agent of record at the last address of record; or other procedures as the Company may deem reasonable. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine will be borne by the Contract Owner. The Company may withdraw the telephone exchange privilege upon 30 days written notice to Policy Owners.


Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.


Policies described in this prospectus may be sold to individual who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Policy Owners to make transfers and exchanges among the Sub-Account on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or Underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Policy Owners not utilizing market timing services.

Accordingly, the right to exchange Contract Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Policy Owners. THE RIGHTS OF INDIVIDUAL POLICY OWNERS TO EXCHANGE CONTRACT VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE POLICY OWNER, OR BY THE POLICY OWNER'S REPRESENTATIVE OF RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept:

         (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner; or

         (2) the transfer or exchange instructions of individual Policy Owners who have executed preauthorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner at the same time.

The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Policy Owners.

DOLLAR COST AVERAGING

If the Contract Value is $15,000 or more, the Policy Owner may direct the Company to automatically transfer amounts from the NSAT Money Market Fund, NSAT Government Bond Fund or the Fixed Account to any other Sub-Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. There is no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. The minimum monthly transfer is $100. Transfers will be processed until either the value in the originating funds is exhausted or the Policy Owner instructs the Home Office to cancel the transfers.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserves a right to assess a processing fee for this service.

SUBSTITUTION OF SECURITIES

If shares of the Underlying Mutual Funds are no longer available for investment by the Variable Account or, if in the judgment of the Company's management further investment in the Underlying Mutual Fund options is inappropriate the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of another Underlying Mutual Fund for Underlying Mutual Fund shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the SEC.

VOTING RIGHTS

Voting rights under the Policies apply only with respect to Cash Value allocated to the Sub-Accounts.

In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Policy Owners. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation changes, permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner is the person who has the voting interest under a Policy. The number of Underlying Mutual Fund shares attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each respective Sub-Account by the Net Asset Value of the Underlying Mutual Fund. The number of shares which may be voted will be determined as of a date chosen by the Company not more than 90 days prior to the meeting of the Underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual Funds, proxy material and a form with which to give voting instructions.

Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Policies participating in the Variable Account.


                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

MINIMUM REQUIREMENTS FOR ISSUANCE OF A POLICY

The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. At issue, the Policy Owner selects the initial Specified Amount and premium. The minimum Specified Amount is $50,000 ($100,000 in Pennsylvania). Policies may be issued to Insureds with issue ages 80 or younger. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

PREMIUM PAYMENTS

The Initial Premium for a Policy is payable in full at the Home Office. Upon payment of an initial premium, temporary insurance may be provided subject to a maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payments of the Initial Premium, and delivery of the Policy while the Insured is still living.


Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the first three Policy Years, the total premium payments less any Policy Indebtedness, less any partial surrenders, and less any partial surrender fee must be greater than or equal to the Minimum Premium requirement in order to guarantee the Policy remains in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy Data Page.


Each premium payment must be at least equal to the monthly Minimum Premium. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment contract status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy (see "Tax Matters").

ALLOCATION OF CASH VALUE


At the time a Policy is issued, its Cash Value will be based on the NSAT Money Market Fund value or the Fixed Account as if the Policy had been issued and the Initial Net Premium invested on the date the premium was received in good order at the Home Office. When the Policy is issued, the Net Premiums will be allocated to the NSAT Money Market Fund (for any Net Premiums allocated to a Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Net Premiums not designated for the Fixed Account will be placed in the NSAT Money Market Fund. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Fund options specified by the Policy Owner are purchased at Net Asset Value for the respective Sub-Account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").


The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

SHORT-TERM RIGHT TO CANCEL POLICY


A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Home Office. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund either the total premiums paid or the Cash Value less Indebtedness as prescribed by the state in which the Policy was issued within seven days after it receives the Policy.


                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. On a current basis, the sales load is reduced to 1.5% on any portion of the annual premium paid in excess of the annual Break Point Premium. The total sales load actually deducted from any Policy will be equal to the sum of this front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also pays any state premium taxes attributable to a particular policy when incurred by the Company. The Company expects to pay an average state premium tax rate of approximately 2.5% of premiums for all states, although tax rates generally range from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The Company does not expect to make a profit from this charge.

SURRENDER CHARGES

The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples).

                    Initial Specified Amount $50,000-$99,999

         Issue                    Male                    Female                   Male                   Female
          Age                  Non-Tobacco             Non-Tobacco               Standard                Standard
          25                    $7.776                   $7.521                  $8.369                  $7.818
          35                     8.817                    8.398                   9.811                   8.891
          45                    12.191                   11.396                  13.887                  12.169
          55                    15.636                   14.011                  18.415                  15.116
          65                    22.295                   19.086                  26.577                  20.641

                       Initial Specified Amount $100,000+

      Issue                Male                    Female                   Male                   Female
       Age              Non-Tobacco             Non-Tobacco               Standard                Standard
       25                $5.776                  $5.521                   $6.369                  $5.818
       35                 6.817                   6.398                    7.811                   6.891
       45                 9.691                   8.896                   11.387                   9.669
       55                13.136                  11.511                   15.915                  12.616
       65                21.295                  18.086                   25.577                  19.641

The Surrender Charge is comprised of two components: an underwriting surrender charge and sales surrender charge. The underwriting surrender charge varies by issue age in the following manner:

      Issue            Specified Amounts           Specified Amounts
       Age            less than $100,000           $100,000 or more
       0-35                  $6.00                        $4.00
      36-55                   7.50                         5.00
      56-80                   7.50                         6.50

The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting surrender charges. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges (see "Deductions from the Sub-Accounts"). Additional premiums and/or income earned on assets in the Variable Account have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting surrender charge component represents the sales surrender charge component. In no event will this component exceed 26 1/2% of the lesser of the Guideline Level Premium required in the first year or the premiums actually paid in the first year. The purpose of the sales surrender charge component is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums")

REDUCTIONS TO SURRENDER CHARGES

The Surrender Charges are reduced in subsequent Policy Years in the following manner:

                      Surrender Charge                          Surrender Charge
    Completed        as a % of Initial        Completed        as a % of Initial
  Policy Years       Surrender Charges       Policy Years      Surrender Charges
        0                   100%                  5                   60%
        1                   100%                  6                   50%
        2                    90%                  7                   40%
        3                    80%                  8                   30%
        4                    70%                  9+                   0%

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
1).

DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance charges; plus

       2.     monthly cost of any additional benefits provided by riders; plus

       3.     monthly administrative expense charge; plus


       4. the increase charge per $1000 applied to any increase in the Specified Amount (see "Specified Amount Increases"). The increase charge is $2.04 per year per $1000 and is shown on the Policy Data Page. This charge is designed to cover the costs associated with increasing the Specified Amount (see "Policy Charges"). This charge will be deducted on each Monthly Anniversary Day for the first 12 months after the increase becomes effective.


These deductions will be charged proportionately to the Cash Value in each Sub-Account and the Fixed Account.

MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.


If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value will first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it will then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.


Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on Specified Amounts less than $100,000 are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on Specified Amounts $100,000 or more are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco.

For Policies issued in Texas on a standard basis ("Special Class - Standard" in Texas), guaranteed cost of insurance rates for Specified Amounts less than $100,000 are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "Non Medical" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Non Medical basis, actual rates will be higher than the current cost of insurance rates being charged under Policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $25 per month in the first year, $5 per month in renewal years. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $7.50 per month in renewal years.

INCREASE CHARGE

The Increase Charge is comprised of two components: an underwriting and administration charge as well as a sales charge (see "Specified Amount Increases"). The underwriting and administration charge is $1.50 per year per $1000. This charge is to cover the cost of underwriting the increases and any processing expenses. Nationwide Life and Annuity does not expect to profit from this charge. The sales charge is equal to .54 per year per $1000 and reimburses the Company for expenses incurred in distribution.

DEDUCTIONS FROM THE SUB-ACCOUNTS

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.


To compensate the Company for assuming these risks associated with the Policies, the Company deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on the anniversary. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Surrender Charges").

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the Sub-Accounts (see "Taxation of the Company"). The Company reserves the right to assess a charge for taxes against the Variable Account if the Company determines that taxes will be incurred.

EXPENSES OF THE UNDERLYING MUTUAL FUNDS

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:

--------------------------------------------------------------------------------------------------------------

                                                                    Management       Other     Total Expenses
                                                                       Fees        Expenses
--------------------------------------------------------------------------------------------------------------
American Century Variable  Portfolios,  Inc.- American Century VP        1.00%          0.00%         1.00%
                                                                         -----          -----         -----
Advantage
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio*                                           0.60%          0.09%         0.69%
--------------------------------------------------------------------------------------------------------------
NSAT Capital Appreciation Fund                                           0.60%          0.09%         0.69%
--------------------------------------------------------------------------------------------------------------
NSAT Government Bond Fund                                                0.50%          0.08%         0.58%
--------------------------------------------------------------------------------------------------------------
NSAT Money Market Fund                                                   0.40%          0.08%         0.48%
--------------------------------------------------------------------------------------------------------------
NSAT Total Return Fund                                                   0.60%          0.07%         0.67%
--------------------------------------------------------------------------------------------------------------
Neuberger&Berman Advisers Management Trust-Balanced Portfolio            0.85%          0.19%         1.04%
--------------------------------------------------------------------------------------------------------------

   *The investment adviser has voluntarily agreed to reimburse a potion of the management fees and/or other expenses resulting in a reduction of total expenses. Absent any partial reimbursement. "Management Fees" and "Other Expenses" for the Fidelity VIP Growth Portfolio would have been 0.60% and 0.09%.



The Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the Variable Account's unit value. None of the above Underlying Mutual Funds are subject to 12b-1 fees, fee waivers or expense reimbursement arrangements.


The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company.

                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED


The Cash Value in each Sub-Account is converted to Accumulation Units of that Sub-Account. The conversion is accomplished by dividing the amount of Cash Value allocated to a Sub-Account by the value of an Accumulation Unit for the Sub-Account of the Valuation Period during which the allocation occurs.

The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.


NET INVESTMENT FACTOR


The net investment factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)    is the net of:

       (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period; plus

       (2) the per share amount of any dividend or capital gain Distributions made by the Underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.


(b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period.

(c) is a factor representing the Mortality and Expense Risk Charge. Such factor is equal to an annual rate of 0.80% of the daily Net Assets of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary.

The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares, because of the deduction for Mortality Risk Charge and Expense Risk Charge.

DETERMINING THE CASH VALUE


The Cash Value is the sum of the value of all Accumulation Units and amounts allocated and credited to the Fixed Account. The number of Accumulation Units credited to each Sub-Account is determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account for the Valuation Period during which the premium is received by the Company. If part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.


The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

VALUATION PERIODS AND VALUATION DATES


A Valuation Period is the period commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Home Office are open for business or any other day during which there is a sufficient degree of trading that the current Variable Account Contract Value might be materially affected.


                        SURRENDERING THE POLICY FOR CASH

RIGHT TO SURRENDER


The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. The written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation or other guarantor institution as defined by federal securities laws and regulations. In some cases, the Company may require additional documentation of a customary nature.


CASH SURRENDER VALUE

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.

PARTIAL SURRENDERS

After the Policy has been in force for one year, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

        1.      The minimum partial surrender is $500;

        2. The partial surrender may not reduce the Specified Amount to less than $50,000;

        3. After the partial surrender, the Cash Surrender Value is greater than $500 or an amount equal to three times the current monthly deduction if higher;

        4. The maximum total partial surrenders in any policy year are limited to 10% of the total premium payments. On a current basis, this requirement is waived in years 15 and beyond provided the Cash Surrender Value is $10,000 or more after the withdrawal; and

        5. After the partial surrender, the Policy continues to qualify as life insurance.


When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of cash value. In such a case, a partial surrender will decrease the Specified Amount by the amount by which the partial surrender exceeds the difference between the death benefit and Specified Amount. Partial surrender amounts must be first deducted from the values in the Sub- Accounts. Partial surrenders will be deducted from the Fixed Account only to the extent that insufficient values are available in the Sub- Accounts. The Company reserves the right to deduct a $25.00 fee from the partial surrender amount.

Surrender charges will be waived for any partial surrenders which satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the Insured's 95th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value of the policy exceeds the employer's interest in the policy. Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisers, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS

TAKING A POLICY LOAN


After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Value less Surrender Charge less interest due on the next Policy Anniversary. Maximum Policy Indebtedness, in Texas, is limited to 90% of the Cash Value in the Sub-Accounts and 100% of the Cash Value in the Fixed Account less Surrender Charge less interest due on the next Policy Anniversary. The Company will not grant a loan for an amount less than $200. Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").


A Policy Owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the Policy from lapsing. The amount of payments necessary to prevent the Policy from lapsing would increase with age (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE


When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Sub-Account, withdrawals from Sub-Accounts will be made in proportion to the assets in each Sub-Account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Sub-Accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.


INTEREST

On a current basis, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 14 and an annual effective rate of 6% during the 15th and subsequent policy years. The rate is guaranteed never to be lower than 5.1%. The Company may change the current interest crediting rate on policy loans at any time at its sole discretion. The loan interest rate is 6% per year for all Policy loans. In the event that it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, the

Company retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which the Company considers to be more likely to result in the transaction being treated as a loan under Federal tax law.

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer. The earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary or at the time of loan repayment. It will be allocated according to the Fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT


All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Sub-Accounts and the Fixed Account in proportion to the Policy Owner's Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.


                          HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects the Specified Amount.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

       The term "Applicable Percentage" means:

       1. 250% when the Insured is Attained Age 40 or less at the beginning of a Policy Year; and

       2. when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table" shown in this provision.

                   APPLICABLE PERCENTAGE OF CASH VALUE TABLE

    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value
      0-40              250%               60              130%               80              105%
       41               243%               61              128%               81              105%
       42               236%               62              126%               82              105%
       43               229%               63              124%               83              105%
       44               222%               64              122%               84              105%
       45               215%               65              120%               85              105%
       46               209%               66              119%               86              105%


    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value
       47               203%               67              118%               87              105%
       48               197%               68              117%               88              105%
       49               191%               69              116%               89              105%
       50               185%               70              115%               90              105%
       51               178%               71              113%               91              104%
       52               171%               72              111%               92              103%
       53               164%               73              109%               93              102%
       54               157%               74              107%               94              101%
       55               150%               75              105%               95              100%
       56               146%               76              105%
       57               142%               77              105%
       58               138%               78              105%
       59               134%               79              105%

PROCEEDS PAYABLE ON DEATH

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above, less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex" and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Policy Date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY


The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of the conversion.


                                  GRACE PERIOD

FIRST THREE POLICY YEARS

This Policy will not lapse during the first three Policy Years provided that on each Monthly Anniversary Day (1) is greater than or equal to (2) where:

       (1) Is the sum of all premiums paid to date minus any Policy Indebtedness, minus any partial surrenders, and minus any partial surrender fee; and

       (2) Is the sum of monthly Minimum Premiums required since the Policy Date including the monthly Minimum Premium for the current Monthly Anniversary Day.

If (1) is less than (2) and the Cash Surrender Value is less than zero, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to satisfy the Minimum Premium requirement. If sufficient premium is not paid by the end of the Grace Period, the Policy will lapse without value. In any event the Policy will not lapse as long as there is a positive Cash Surrender Value.

POLICY YEARS FOUR AND AFTER

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current Policy Charges, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to cover the current Policy Charges due plus an amount equal to three times the current monthly deduction.

ALL POLICY YEARS

The Company will send a notice at the start of the Grace Period to the Policy Owner's last known address. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

       1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date;

       2.     providing evidence of insurability satisfactory to the Company;

       3. paying an amount of premium equal to the sum of the Minimum Monthly Premiums missed since the beginning of the Grace Period, if the Policy terminated in the first three policy years;

       4. paying sufficient premium to cover all policy charges that were due and unpaid during the Grace Period if the Policy terminated in the fourth or later policy year;

       5. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

       6. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

       1.     the Cash Value at the end of the Grace Period; or

       2. the Surrender Charge for the Policy Year in which the Policy was reinstated.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                            THE FIXED ACCOUNT OPTION


Under exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein is subject to the provisions of these Acts, and the Company has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.


As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's General Account. The

Company's General Account consists of all assets of the Company other than those in the Variable Account and in other Separate Accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.


                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

SPECIFIED AMOUNT INCREASES


After the first Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:


       1.     the request must be applied for in writing;

       2.     satisfactory evidence of insurability must be provided;

       3.     the increase must be for a minimum of $10,000;

       4. the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

       5.     age limits are the same as for a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

SPECIFIED AMOUNT DECREASES


After the first Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any decrease will reduce insurance in the following order:


       1.     against insurance provided by the most recent increase;

       2.     against the next most recent increases successively; and

       3.     against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

       1.     reduce the Specified Amount to less than $50,000; or

       2.     disqualify the Policy as a contract for life insurance.

CHANGES IN THE DEATH BENEFIT OPTION


After the first Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. Evidence of insurability is not required for a change from Option 2 to Option 1. The Company reserves the right to require evidence of insurability for a change from Option 1 to Option 2. The effective date of the change will be the Monthly Anniversary Day on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the IRS to qualify the Policy as a life insurance contract.

                             OTHER POLICY PROVISIONS


POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

BENEFICIARY



The Beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any. The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the Death Proceeds will be paid to the Policy Owner or the Policy Owner's estate.


ASSIGNMENT


While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at the Home Office. Any assignment will not affect payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.


INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

       (1) is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

       (2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

       (3)    is the Cash Value at the time of the Insured's death.

SUICIDE


If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for the additional benefit.

NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

                              LEGAL CONSIDERATIONS


On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from contributions made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.


                          DISTRIBUTION OF THE POLICIES


The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the General Distributor, NAS.

NAS, Three Nationwide Plaza, Columbus, Ohio 43215, acts as general distributor for Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide Variable Account-9, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, Nationwide VLI Separate Account -2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, NACo Variable Account and Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.

NAS also acts as principal underwriter for the Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II, Nationwide Investing Foundation III, and Nationwide Asset Allocation Trust, which are open-end management investment companies.


Gross first year commissions plus any expense allowance payments paid by the Company on the sale of these policies provided by the General Distributor will not exceed 80% of the target Premium plus 4% of any excess premium payments. Gross renewal commissions in years 2-10 paid by the Company will not exceed 4% of actual premium payment, and will not exceed 1% in years 11+.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.

Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled. Under certain circumstances, certain distributions made under a Policy on the life of a "terminally ill individual," as that terms is defined in the Code, are excludible from gross income.


It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.


The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Policy Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy failing to satisfy the diversification standards will not be treated as life insurance unless the failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the IRS. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.


Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.


The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.


A total surrender or cancellation of the policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.


WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding which cannot be waiver. The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to the Company, or if the IRS notifies the Company that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, for 1998, an estate of less than $625,000 (inclusive of certain predeath gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.


When the Insured dies, the death benefit will generally be included in the lnsured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy, such as the right to borrow on the Policy, or the right to name a new Beneficiary.


If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, the transfer may be subject to a federal gift tax. In addition, if the Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the IRS as the GSTT liability.


The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS


Predeath distributions from Modified Endowment Contracts to nonresident aliens
(NRAs) are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, for any distribution made after December 31, 1997, the NRA must obtain an individual Taxpayer Identification Number from the IRS, and furnish that number to the Company prior to the distribution. If the Company does not have the proper proof of citizenship or residency and (for distributions after December 31, 1997) a proper individual Taxpayer Identification Number prior to any distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that the payment is effectively connected to the recipient's conduct of a trade or business in the United States and that the payment is includable in the recipient's gross income for United States federal income tax purposes. Any distributions may be subject to back-up withholding at the statutory rate (currently 31%) if not taxpayer identification number, or an incorrect taxpayer identification number, is provided.


State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for taxes may be made.

TAX CHANGES


The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by IRS, is general and is not intended as tax advice.

The Code has been subject to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Policy.


If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if when, and to what extent any change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                   THE COMPANY

The Company is a life insurance company writing life, accident and health insurance, and annuities in all states and the District of Columbia. The Company issues variable annuity contracts through other segregated investment accounts. This is the only business in which the Company is engaged.


The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

The Company serves as depositor for Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VL Separate Account-C, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, and Nationwide VA Separate Account-C, each of which is a registered investment company.


The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important properties when its property holdings are viewed in relation to its total assets. The Company shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT

Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Indemnity Company, Nationwide Life Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise. The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Financial Services, Inc. is the sole shareholder of Nationwide Life.

  DIRECTORS OF THE DEPOSITOR NAME AND      POSITIONS AND OFFICERS WITH DEPOSITOR             PRINCIPAL OCCUPATION
       PRINCIPAL BUSINESS ADDRESS
Lewis J. Alphin                                           Director                  Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365

A. I. Bell                                                Director                  Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701
Keith W. Eckel                                            Director                  Partner, Fred W. Eckel Sons;
1647 Falls Road                                                                     President, Eckel Farms, Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                                          Director                  Retired General  Manager,  Lyon County
301 East Marshall Street                                                            Co-operative Oil Company (1)
Marshall, MN 44691

Fred C. Finney                                            Director                  Owner  and  Operator,  Moreland  Fruit
1558 West Moreland Road                                                             Farm; Operator, Melrose Orchard (1)
Wooster, OH 44691

Charles L. Fuellgraf, Jr.                                 Director                  Chief  Executive  Officer,  Fuellgraf
600 South Washington Street                                                         Electric Company (1)
Butler, PA 16001

Joseph J. Gasper                          President and Chief  Operating  Officer   President and Chief Operating Officer,
One Nationwide Plaza                      and Director                              Nationwide Life Insurance  Company and
Columbus, OH 43215                                                                  Nationwide Life and Annuity  Insurance
                                                                                    Company (2)

Dimon R. McFerson                         Chairman and Chief Executive              Chairman and Chief Executive
One Nationwide Plaza                      Officer-Nationwide Insurance Enterprise   Officer-Nationwide Insurance
Columbus, OH 43215                        and Director                              Enterprise (2)

David O. Miller                           Chairman of the Board and Director        President, Owen Potato Farm, Inc.;
115 Sprague Drive                                                                   Partner, M&M Enterprises (1)
Hebron, OH 43025

Yvonne L. Montgomery                                      Director                  Senior Vice President-General Manager
Suite 1600                                                                          Southern Customer Operations for U.S.
2859 Paces Ferry Road                                                               Customer Operations, Xerox Corporation
Atlanta, GA 30339                                                                   (2)

C. Ray Noecker                                            Director                  Owner and Operator Noecker Farms (1)
2770 Winchester Southern S.
Ashville, OH 43103

James F. Patterson                                        Director                  Vice President, Pattersons, Inc.;
8765 Mulberry Road                                                                  President, Patterson Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                                          Director                  President and Chief Executive Officer,
1356 North Wenger Road                                                              K&B Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                                         Director                  Owner and Operator Sunnydale Farms and
88740 Fairview Road                                                                 Mining (1)
Jewett, OH 43986

Nancy C. Thomas                                           Director                  Farm Owner and Operator, Da-Ma-Lor
10835 Georgetown Street NE                                                          Farms (1)
Louisville, OH 44641

Harold W. Weihl                                          Director                   Farm Owner and Operator, Weihl Farms
14282 King Road                                                                     (1)
Bowling Green, OH 43402

1) Principal Occupation for last 5 years

2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of NAS, a registered broker-dealer.

Messrs., McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation and Nationwide Investing Foundation III registered investment companies. Messrs. Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Financial Horizons Investment Trust and Nationwide Investing Foundation II registered investment companies. Mr. Engel is a director of Western Cooperative Transport.


EXECUTIVE OFFICERS OF THE COMPANY


NAME                                        OFFICE HELD
Robert A. Oakley                            Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                     Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

W. Sidney Druen                             Senior Vice President and General Counsel and Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

Harvey S. Galloway, Jr.                     Senior Vice President and Chief Actuary, Health and Annuities
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                            Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                             Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215

Matthew S. Easley                           Vice President - Life Marketing and Administrative Services
One Nationwide Plaza
Columbus, OH 43215

Timothy E. Murphy                           Vice President - Strategic Marketing
One Nationwide Plaza
Columbus, OH 43215

R. Dennis Noice                             Vice President Retail Operations
One Nationwide Plaza
Columbus, OH 43215

Joseph P. Rath                              Vice President - Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215



Mr. Gasper is also President and Chief Operating Officer of Nationwide Life Insurance Company. Mr. Galloway is also an officer of Nationwide Mutual Insurance Company and Nationwide Life Insurance Company. Each of the other officers listed above is also an officer of each of the companies comprising the Nationwide Insurance Enterprise. Each of the executive officers listed above has been associated with the registrant in an executive capacity for more than the past five years, except Mr. Thresher, who joined the Registrant in 1996. From 1988-1996, Mr. Thresher served as a partner in the accounting firm KPMG Peat Marwick LLP and lead partner for Nationwide Insurance Enterprise from 1993-1996.

                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION


The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS


The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account, and any Policy Indebtedness.


Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.


In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among Sub-Accounts, premium payments, loans, loan repayments, reinstatement and termination.


                                   ADVERTISING

The Company is ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company . The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts . Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs based on selected tax brackets or discussions of alternative investment vehicles and general economic conditions.


                           YEAR 2000 COMPLIANCE ISSUES

The Company has developed a plan to address issues related to the year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of other users since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company's parent, Nationwide Life Insurance Company (NLIC), charges all costs associated with these system changes as the costs are incurred.

Operating expenses in 1997 for NLIC including approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. NLIC anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.


                                LEGAL PROCEEDINGS

There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.


The General Distributor, NAS, is not engaged in any material litigation of any nature.


                                     EXPERTS


The audited financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS


Legal matters in connection with the Policies described herein are being passed upon by Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1
                                 ILLUSTRATION OF
                                SURRENDER CHARGES

Example 1: A female non-tobacco , age 45, purchases a Policy with a Specified Amount of $50,000 and a Scheduled Premium of $750. She now wishes to surrender the Policy during the first Policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $569.80 ($11.396 x 50=569.80).

Example 2: A male non-tobacco , age 35, purchases a Policy with a Specified

Amount of $100,000 and a Scheduled Premium of $1100. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender charge is calculated using the method illustrated above. (surrender charge per 1000 6.817 x 100=681.70 maximum initial surrender charge). Because the fifth Policy Year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below (Also see "Reductions to Surrender Charges"). In this case, $681.70 x 60%=$409.02.

Maximum Surrender Charge per $1,000 of initial Specified Amount for policies which are issued on a standard basis.

                    Initial Specified Amount $50,000-$99,999
----------------------------------------------------------------------------------------------------------
        ISSUE                 MALE                FEMALE                MALE                FEMALE
         AGE              NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
----------------------------------------------------------------------------------------------------------
         25                  $7.776               $7.521               $8.369               $7.818
----------------------------------------------------------------------------------------------------------
         35                   8.817                8.398                9.811                8.891
----------------------------------------------------------------------------------------------------------
         45                  12.191               11.396               13.887               12.169
----------------------------------------------------------------------------------------------------------
         55                  15.636               14.011               18.415               15.116
----------------------------------------------------------------------------------------------------------
         65                  22.295               19.086               26.577               20.641
----------------------------------------------------------------------------------------------------------

                       Initial Specified Amount $100,000+
----------------------------------------------------------------------------------------------------------
        ISSUE                 MALE                FEMALE                MALE                FEMALE
         AGE              NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
----------------------------------------------------------------------------------------------------------
         25                  $5.776               $5.521               $6.369               $5.818
----------------------------------------------------------------------------------------------------------
         35                   6.817                6.398                7.811                6.891
----------------------------------------------------------------------------------------------------------
         45                   9.691                8.896               11.387                9.669
----------------------------------------------------------------------------------------------------------
         55                  13.136               11.511               15.915               12.616
----------------------------------------------------------------------------------------------------------
         65                  21.295               18.086               25.577               19.641
----------------------------------------------------------------------------------------------------------

                         Reductions to Surrender Charges

-------------------------------------------------------------------------------------------------------------
                             SURRENDER CHARGE                                         SURRENDER CHARGE
      COMPLETED             AS A % OF INITIAL                COMPLETED                AS A % OF INITIAL
     POLICY YEARS           SURRENDER CHARGES               POLICY YEARS              SURRENDER CHARGES
-------------------------------------------------------------------------------------------------------------
          0                        100%                           5                           60%
-------------------------------------------------------------------------------------------------------------
          1                        100%                           6                           50%
-------------------------------------------------------------------------------------------------------------
          2                         90%                           7                           40%
-------------------------------------------------------------------------------------------------------------
          3                         80%                           8                           30%
-------------------------------------------------------------------------------------------------------------
          4                         70%                           9+                           0%
-------------------------------------------------------------------------------------------------------------

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are spread out over 14 years. The guaranteed maximum Surrender Charge in subsequent years in Pennsylvania is reduced in the following manner:

                  SURRENDER CHARGE                       SURRENDER CHARGE                       SURRENDER CHARGE
  COMPLETED       AS A % OF INITIAL      COMPLETED      AS A % OF INITIAL       COMPLETED      AS A % OF INITIAL
 POLICY YEARS     SURRENDER CHARGES    POLICY YEARS     SURRENDER CHARGES     POLICY YEARS     SURRENDER CHARGES
      0                   100%               5                 60%            10                        20%
      1                   100%               6                 50%            11                        15%
      2                    90%               7                 40%            12                        10%
      3                    80%               8                 30%            13                         5%
      4                    70%               9                 25%            14+                        0%

The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum Surrender Charges which are spread out over 14 years. If this contract is issued in Pennsylvania, please contact the Home Office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2
                          ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.


The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily Net Asset Value of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary. In addition, the net investment returns also reflect the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.80% of the daily Net Asset Value of the Variable Account. This effective rate is based on the average of the fund expenses for the preceding year for all mutual fund options available under the policy as of March 13, 1998.


Considering current charges for mortality and expense risks and Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.60%, 4.40% and 10.40%. On each Policy Anniversary beginning with the 10th, the gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.30%, 4.70%, and 10.70%, provided the Cash Surrender Value is $25,000 or more on such anniversary. This is due to a guaranteed reduction in the mortality and expense risk charge from an annual effective rate of 0.80% to an annual effective rate of 0.50% if the aforementioned conditions apply.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Cash Values and Death benefits than those illustrated.

The illustrations also reflect the fact that the Company deducts a sales load from each premium payment. Current values reflect a deduction of 3.5% of each premium payment up to Break Point Premium and 1.5% of any excess. Guaranteed values reflect a deduction of 3.5% of each premium payment. The illustrations also reflect the fact that the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Cash Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered in full during the first nine years.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $25 per month in the first year, $5 per month in renewal years. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $7.50 maximum monthly administrative charge under the Policy in renewal years. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.


                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                          CASH                       CASH                        CASH
              ANNUAL PREMIUMS    CASH     SURR     DEATH     CASH    SURR     DEATH      CASH     SURR     DEATH
  YEAR        PAID      AT 5%   VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT
    1         750        788     241        0     50,000      268       0     50,000      296        0     50,000

    2         750      1,614     706      132     50,000      783     210     50,000      864      290     50,000

    3         750      2,483   1,154      637     50,000    1,310     794     50,000    1,480      964     50,000

    4         750      3,394   1,579    1,120     50,000    1,845   1,386     50,000    2,144    1,685     50,000

    5         750      4,351   1,981    1,579     50,000    2,386   1,985     50,000    2,860    2,459     50,000

    6         750      5,357   2,362    2,018     50,000    2,937   2,592     50,000    3,636    3,292     50,000

    7         750      6,412   2,727    2,440     50,000    3,502   3,215     50,000    4,483    4,196     50,000

    8         750      7,520   3,071    2,842     50,000    4,077   3,847     50,000    5,404    5,174     50,000

    9         750      8,683   3,395    3,223     50,000    4,663   4,491     50,000    6,407    6,235     50,000

   10         750      9,905   3,698    3,698     50,000    5,262   5,262     50,000    7,503    7,503     50,000


   15         750     16,993   4,785    4,785     50,000    8,326   8,326     50,000   14,657   14,657     50,000

   20         750     26,039   4,747    4,747     50,000   11,163  11,163     50,000   25,820   25,820     50,000

   25         750     37,585   2,779    2,779     50,000   13,084  13,084     50,000   44,987   44,987     52,185

   30         750     52,321     (*)      (*)        (*)   12,846  12,846     50,000   77,324   77,324     82,737

   35         750     71,127     (*)      (*)        (*)    7,510   7,510     50,000  130,329  130,329    136,846

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                         CASH                        CASH                         CASH
           ANNUAL PREMIUMS    CASH       SURR     DEATH      CASH    SURR     DEATH      CASH     SURR    DEATH
  YEAR     PAID     AT 5%     VALUE     VALUE    BENEFIT    VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT
    1         750        788     175        0     50,000      200       0     50,000      226       0     50,000

    2         750      1,614     540        0     50,000      608      34     50,000      679     105     50,000

    3         750      2,483     881      365     50,000    1,015     498     50,000    1,161     644     50,000

    4         750      3,394   1,198      739     50,000    1,420     961     50,000    1,672   1,213     50,000

    5         750      4,351   1,489    1,087     50,000    1,823   1,421     50,000    2,216   1,814     50,000

    6         750      5,357   1,751    1,407     50,000    2,219   1,875     50,000    2,792   2,448     50,000

    7         750      6,412   1,982    1,695     50,000    2,605   2,318     50,000    3,401   3,115     50,000

    8         750      7,520   2,178    1,948     50,000    2,977   2,748     50,000    4,044   3,814     50,000

    9         750      8,683   2,333    2,161     50,000    3,330   3,157     50,000    4,718   4,546     50,000

   10         750      9,905   2,445    2,445     50,000    3,657   3,657     50,000    5,425   5,425     50,000


   15         750     16,993   2,199    2,199     50,000    4,731   4,731     50,000    9,486   9,486     50,000

   20         750     26,039     (*)      (*)        (*)    3,966   3,966     50,000   14,446  14,446     50,000

   25         750     37,585     (*)      (*)        (*)      (*)     (*)        (*)   20,249  20,249     50,000

   30         750     52,321     (*)      (*)        (*)      (*)     (*)        (*)   27,165  27,165     50,000

   35         750     71,127     (*)      (*)        (*)      (*)     (*)        (*)   37,284  37,284     50,000

---------------------------

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                          CASH                         CASH                        CASH
           ANNUAL PREMIUMS    CASH        SURR     DEATH      CASH     SURR    DEATH      CASH     SURR    DEATH
  YEAR     PAID     AT 5%     VALUE      VALUE    BENEFIT    VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT
    1         750        788     240        0     50,240      267       0     50,267      294       0     50,294

    2         750      1,614     702      128     50,702      779     205     50,779      859     285     50,859

    3         750      2,483   1,145      628     51,145    1,300     784     51,300    1,469     952     51,469

    4         750      3,394   1,563    1,104     51,563    1,826   1,367     51,826    2,122   1,663     52,122

    5         750      4,351   1,956    1,555     51,956    2,356   1,954     52,356    2,823   2,421     52,823

    6         750      5,357   2,326    1,982     52,326    2,891   2,546     52,891    3,577   3,233     53,577

    7         750      6,412   2,677    2,391     52,677    3,436   3,149     53,436    4,395   4,108     54,395

    8         750      7,520   3,005    2,775     53,005    3,985   3,756     53,985    5,277   5,047     55,277

    9         750      8,683   3,309    3,137     53,309    4,540   4,368     54,540    6,230   6,058     56,230

   10         750      9,905   3,590    3,590     53,590    5,100   5,100     55,100    7,261   7,261     57,261


   15         750     16,993   4,508    4,508     54,508    7,815   7,815     57,815   13,712  13,712     63,712

   20         750     26,039   4,169    4,169     54,169    9,813   9,813     59,813   22,659  22,659     72,659

   25         750     37,585   1,809    1,809     51,809    9,931   9,931     59,931   34,844  34,844     84,844

   30         750     52,321     (*)      (*)        (*)    6,336   6,336     56,336   50,867  50,867    100,867

   35         750     71,127     (*)      (*)        (*)      (*)     (*)        (*)   70,540  70,540    120,540

-----------------------

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                     CASH                          CASH                       CASH
           ANNUAL PREMIUMS    CASH     SURR     DEATH      CASH    SURR     DEATH      CASH     SURR     DEATH
  YEAR     PAID     AT 5%     VALUE   VALUE    BENEFIT    VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT
    1         750        788     173        0     50,173      198       0     50,198      224       0     50,224

    2         750      1,614     534        0     50,534      602      28     50,602      672      99     50,672

    3         750      2,483     870      354     50,870    1,002     486     51,002    1,146     630     51,146

    4         750      3,394   1,179      720     51,179    1,398     939     51,398    1,646   1,187     51,646

    5         750      4,351   1,460    1,058     51,460    1,787   1,385     51,787    2,172   1,770     52,172

    6         750      5,357   1,710    1,366     51,710    2,165   1,821     52,165    2,723   2,379     52,723

    7         750      6,412   1,925    1,638     51,925    2,529   2,242     52,529    3,299   3,012     53,299

    8         750      7,520   2,102    1,873     52,102    2,871   2,642     52,871    3,896   3,667     53,896

    9         750      8,683   2,236    2,064     52,236    3,187   3,015     53,187    4,512   4,340     54,512

   10         750      9,905   2,323    2,323     52,323    3,471   3,471     53,471    5,142   5,142     55,142

   15         750     16,993   1,909    1,909     51,909    4,161   4,161     54,161    8,382   8,382     58,382

   20         750     26,039     (*)      (*)        (*)    2,670   2,670     52,670   10,970  10,970     60,970

   25         750     37,585     (*)      (*)        (*)      (*)     (*)        (*)   10,552  10,552     60,552

   30         750     52,321     (*)      (*)        (*)      (*)     (*)        (*)    2,076   2,076     52,076

------------------------

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 1
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                         CASH                         CASH                        CASH
           ANNUAL   PREMIUMS    CASH     SURR     DEATH      CASH    SURR     DEATH      CASH     SURR     DEATH
  YEAR     PAID        AT 5%   VALUE    VALUE    BENEFIT    VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT
    1       1,200      1,260     493        0     50,000      540       0     50,000      587        0     50,000

    2       1,200      2,583   1,195      502     50,000    1,328     635     50,000    1,466      773     50,000

    3       1,200      3,972   1,862    1,238     50,000    2,125   1,502     50,000    2,411    1,788     50,000

    4       1,200      5,431   2,489    1,935     50,000    2,929   2,375     50,000    3,426    2,872     50,000

    5       1,200      6,962   3,070    2,585     50,000    3,731   3,246     50,000    4,509    4,024     50,000

    6       1,200      8,570   3,605    3,189     50,000    4,534   4,119     50,000    5,673    5,257     50,000

    7       1,200     10,259   4,087    3,740     50,000    5,330   4,984     50,000    6,918    6,571     50,000

    8       1,200     12,032   4,507    4,230     50,000    6,111   5,833     50,000    8,247    7,970     50,000

    9       1,200     13,893   4,868    4,660     50,000    6,877   6,669     50,000    9,675    9,467     50,000

   10       1,200     15,848   5,160    5,160     50,000    7,621   7,621     50,000   11,207   11,207     50,000


   15       1,200     27,189   5,361    5,361     50,000   10,798  10,798     50,000   20,938   20,938     50,000

   20       1,200     41,663   2,465    2,465     50,000   12,184  12,184     50,000   36,920   36,920     50,000

   25       1,200     60,136     (*)      (*)        (*)    9,324   9,324     50,000   66,534   66,534     69,861

   30       1,200     83,713     (*)      (*)        (*)      (*)     (*)        (*)  114,688  114,688    120,423

   35       1,200    113,804     (*)      (*)        (*)      (*)     (*)        (*)  190,213  190,213    199,723

--------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 1
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                         CASH                        CASH                       CASH
            ANNUAL   PREMIUMS   CASH     SURR     DEATH      CASH    SURR     DEATH      CASH   SURR     DEATH
  YEAR       PAID     AT 5%     VALUE    VALUE    BENEFIT    VALUE   VALUE   BENEFIT    VALUE   VALUE    BENEFIT
    1       1,200      1,260     288        0     50,000      328       0     50,000      369       0     50,000

    2       1,200      2,583     730       37     50,000      835     142     50,000      947     254     50,000

    3       1,200      3,972   1,113      490     50,000    1,312     689     50,000    1,530     907     50,000

    4       1,200      5,431   1,434      879     50,000    1,752   1,198     50,000    2,117   1,563     50,000

    5       1,200      6,962   1,683    1,198     50,000    2,146   1,661     50,000    2,700   2,215     50,000

    6       1,200      8,570   1,855    1,439     50,000    2,485   2,069     50,000    3,272   2,856     50,000

    7       1,200     10,259   1,940    1,594     50,000    2,756   2,409     50,000    3,824   3,478     50,000

    8       1,200     12,032   1,926    1,649     50,000    2,943   2,666     50,000    4,344   4,066     50,000

    9       1,200     13,893   1,798    1,590     50,000    3,028   2,820     50,000    4,814   4,607     50,000

   10       1,200     15,848   1,542    1,542     50,000    2,991   2,991     50,000    5,220   5,220     50,000


   15       1,200     27,189     (*)      (*)        (*)      106     106     50,000    5,495   5,495     50,000

-----------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 2
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                        CASH                        CASH                        CASH
           ANNUAL    PREMIUMS   CASH    SURR     DEATH      CASH    SURR      DEATH     CASH    SURR      DEATH
  YEAR      PAID      AT 5%     VALUE   VALUE    BENEFIT    VALUE   VALUE    BENEFIT    VALUE   VALUE    BENEFIT
    1       1,200      1,260     487        0     50,487      534       0     50,534      581       0     50,581

    2       1,200      2,583   1,180      487     51,180    1,311     618     51,311    1,448     755     51,448

    3       1,200      3,972   1,831    1,207     51,831    2,090   1,466     52,090    2,371   1,747     52,371

    4       1,200      5,431   2,436    1,882     52,436    2,865   2,311     52,865    3,350   2,796     53,350

    5       1,200      6,962   2,986    2,501     52,986    3,628   3,143     53,628    4,381   3,896     54,381

    6       1,200      8,570   3,483    3,067     53,483    4,377   3,961     54,377    5,471   5,055     55,471

    7       1,200     10,259   3,917    3,570     53,917    5,102   4,755     55,102    6,613   6,267     56,613

    8       1,200     12,032   4,279    4,002     54,279    5,791   5,514     55,791    7,803   7,526     57,803

    9       1,200     13,893   4,570    4,362     54,570    6,443   6,235     56,443    9,045   8,837     59,045

   10       1,200     15,848   4,781    4,781     54,781    7,044   7,044     57,044   10,334  10,334     60,334


   15       1,200     27,189   4,390    4,390     54,390    8,915   8,915     58,915   17,325  17,325     67,325

   20       1,200     41,663     776      776     50,776    7,486   7,486     57,486   24,406  24,406     74,406

   25       1,200     60,136     (*)      (*)        (*)      (*)     (*)        (*)   29,600  29,600     79,600

   30       1,200     83,713     (*)      (*)        (*)      (*)     (*)        (*)   27,765  27,765     77,765

   35       1,200    113,804     (*)      (*)        (*)      (*)     (*)        (*)    9,106   9,106     59,106

---------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 2
                 $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                        CASH                        CASH                         CASH
            ANNUAL   PREMIUMS   CASH    SURR      DEATH     CASH    SURR      DEATH     CASH     SURR     DEATH
  YEAR       PAID     AT 5%     VALUE   VALUE    BENEFIT    VALUE   VALUE    BENEFIT    VALUE    VALUE    BENEFIT
    1       1,200      1,260     280        0     50,280      320       0     50,320      361       0     50,361

    2       1,200      2,583     710       17     50,710      813     120     50,813      921     228     50,921

    3       1,200      3,972   1,074      450     51,074    1,266     643     51,266    1,478     854     51,478

    4       1,200      5,431   1,368      814     51,368    1,674   1,119     51,674    2,023   1,468     52,023

    5       1,200      6,962   1,585    1,100     51,585    2,023   1,538     52,023    2,546   2,061     52,546

    6       1,200      8,570   1,718    1,302     51,718    2,304   1,888     52,304    3,036   2,620     53,036

    7       1,200     10,259   1,758    1,411     51,758    2,504   2,157     52,504    3,481   3,134     53,481

    8       1,200     12,032   1,693    1,415     51,693    2,605   2,327     52,605    3,860   3,582     53,860

    9       1,200     13,893   1,510    1,302     51,510    2,588   2,380     52,588    4,151   3,943     54,151

   10       1,200     15,848   1,199    1,199     51,199    2,434   2,434     52,434    4,332   4,332     54,332


   15       1,200     27,189     (*)      (*)        (*)      (*)     (*)        (*)    2,609   2,609     52,609

--------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       CASH                         CASH                         CASH
           ANNUAL   PREMIUMS   CASH    SURR      DEATH      CASH    SURR      DEATH     CASH     SURR     DEATH
  YEAR      PAID      AT 5%    VALUE   VALUE     BENEFIT    VALUE   VALUE    BENEFIT    VALUE    VALUE    BENEFIT
    1       1,500      1,575     799        0    100,000      864       0    100,000      928       31    100,000

    2       1,500      3,229   1,803      905    100,000    1,989   1,091    100,000    2,183    1,286    100,000

    3       1,500      4,965   2,771    1,963    100,000    3,143   2,335    100,000    3,547    2,739    100,000

    4       1,500      6,788   3,704    2,986    100,000    4,328   3,610    100,000    5,031    4,313    100,000

    5       1,500      8,703   4,604    3,976    100,000    5,546   4,918    100,000    6,650    6,022    100,000

    6       1,500     10,713   5,472    4,933    100,000    6,800   6,262    100,000    8,420    7,881    100,000

    7       1,500     12,824   6,297    5,848    100,000    8,081   7,632    100,000   10,345    9,897    100,000

    8       1,500     15,040   7,069    6,710    100,000    9,379   9,020    100,000   12,433   12,074    100,000

    9       1,500     17,367   7,790    7,521    100,000   10,698  10,428    100,000   14,704   14,435    100,000

   10       1,500     19,810   8,451    8,451    100,000   12,028  12,028    100,000   17,170   17,170    100,000

   15       1,500     33,986  11,068   11,068    100,000   19,125  19,125    100,000   33,766   33,766    100,000

   20       1,500     52,079  11,929   11,929    100,000   26,663  26,663    100,000   61,182   61,182    100,000

   25       1,500     75,170   9,916    9,916    100,000   34,418  34,418    100,000  107,751  107,751    124,991

   30       1,500    104,641   2,735    2,735    100,000   41,087  41,087    100,000  184,431  184,431    197,341

   35       1,500    142,254     (*)      (*)        (*)   44,522  44,522    100,000  310,217  310,217    325,728

---------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                        CASH                        CASH                        CASH
           ANNUAL     PREMIUMS  CASH    SURR     DEATH      CASH    SURR     DEATH      CASH    SURR      DEATH
  YEAR      PAID       AT 5%    VALUE   VALUE    BENEFIT    VALUE   VALUE   BENEFIT     VALUE   VALUE    BENEFIT
    1       1,500      1,575     751        0    100,000      814       0    100,000      878        0    100,000

    2       1,500      3,229   1,675      777    100,000    1,854     956    100,000    2,041    1,144    100,000

    3       1,500      4,965   2,558    1,750    100,000    2,913   2,105    100,000    3,298    2,490    100,000

    4       1,500      6,788   3,399    2,681    100,000    3,989   3,271    100,000    4,655    3,937    100,000

    5       1,500      8,703   4,196    3,567    100,000    5,082   4,453    100,000    6,122    5,494    100,000

    6       1,500     10,713   4,945    4,406    100,000    6,187   5,649    100,000    7,707    7,168    100,000

    7       1,500     12,824   5,642    5,193    100,000    7,302   6,853    100,000    9,417    8,969    100,000

    8       1,500     15,040   6,282    5,923    100,000    8,421   8,062    100,000   11,262   10,903    100,000

    9       1,500     17,367   6,858    6,588    100,000    9,537   9,268    100,000   13,251   12,982    100,000

   10       1,500     19,810   7,365    7,365    100,000   10,646  10,646    100,000   15,395   15,395    100,000

   15       1,500     33,986   8,667    8,667    100,000   15,879  15,879    100,000   29,121   29,121    100,000

   20       1,500     52,079   7,003    7,003    100,000   19,687  19,687    100,000   50,746   50,746    100,000

   25       1,500     75,170     (*)      (*)        (*)   19,705  19,705    100,000   87,111   87,111    101,049

   30       1,500    104,641     (*)      (*)        (*)   10,491  10,491    100,000  149,298  149,298    159,749

   35       1,500    142,254     (*)      (*)        (*)      (*)     (*)        (*)  250,764  250,764    263,302

-----------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                 CURRENT VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       CASH                         CASH                        CASH
            ANNUAL   PREMIUMS  CASH    SURR      DEATH      CASH    SURR     DEATH     CASH     SURR      DEATH
  YEAR       PAID      AT 5%   VALUE   VALUE    BENEFIT     VALUE   VALUE   BENEFIT    VALUE    VALUE    BENEFIT
    1       1,500      1,575     796        0    100,796      860       0    100,860      925       27    100,925

    2       1,500      3,229   1,793      896    101,793    1,978   1,081    101,978    2,171    1,274    102,171

    3       1,500      4,965   2,751    1,943    102,751    3,120   2,313    103,120    3,521    2,713    103,521

    4       1,500      6,788   3,670    2,952    103,670    4,288   3,570    104,288    4,983    4,265    104,983

    5       1,500      8,703   4,552    3,924    104,552    5,482   4,853    105,482    6,571    5,942    106,571

    6       1,500     10,713   5,397    4,858    105,397    6,704   6,165    106,704    8,296    7,758    108,296

    7       1,500     12,824   6,193    5,745    106,193    7,942   7,494    107,942   10,161    9,712    110,161

    8       1,500     15,040   6,931    6,572    106,931    9,187   8,828    109,187   12,167   11,808    112,167

    9       1,500     17,367   7,610    7,341    107,610   10,437  10,168    110,437   14,329   14,060    114,329

   10       1,500     19,810   8,221    8,221    108,221   11,682  11,682    111,682   16,651   16,651    116,651


   15       1,500     33,986  10,477   10,477    110,477   18,031  18,031    118,031   31,632   31,632    131,632

   20       1,500     52,079  10,710   10,710    110,710   23,760  23,760    123,760   54,303   54,303    154,303

   25       1,500     75,170   7,771    7,771    107,771   27,485  27,485    127,485   87,582   87,582    187,582

   30       1,500    104,641     (*)      (*)        (*)   26,171  26,171    126,171  135,472  135,472    235,472

   35       1,500    142,254     (*)      (*)        (*)   13,912  13,912    113,912  202,743  202,743    302,743

--------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                GUARANTEED VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                        CASH                        CASH                         CASH
           ANNUAL    PREMIUMS   CASH    SURR     DEATH      CASH    SURR      DEATH      CASH    SURR     DEATH
  YEAR      PAID       AT 5%    VALUE   VALUE    BENEFIT    VALUE   VALUE    BENEFIT    VALUE    VALUE    BENEFIT
    1       1,500      1,575     748        0    100,748      810       0    100,810      873       0    100,873

    2       1,500      3,229   1,664      766    101,664    1,842     944    101,842    2,028   1,131    102,028

    3       1,500      4,965   2,536    1,728    102,536    2,887   2,080    102,887    3,269   2,461    103,269

    4       1,500      6,788   3,361    2,643    103,361    3,944   3,226    103,944    4,602   3,884    104,602

    5       1,500      8,703   4,137    3,509    104,137    5,009   4,381    105,009    6,033   5,405    106,033

    6       1,500     10,713   4,861    4,322    104,861    6,079   5,540    106,079    7,567   7,029    107,567

    7       1,500     12,824   5,525    5,077    105,525    7,146   6,697    107,146    9,209   8,760    109,209

    8       1,500     15,040   6,126    5,767    106,126    8,204   7,845    108,204   10,961  10,602    110,961

    9       1,500     17,367   6,655    6,386    106,655    9,243   8,974    109,243   12,826  12,557    112,826

   10       1,500     19,810   7,108    7,108    107,108   10,257  10,257    110,257   14,809  14,809    114,809


   15       1,500     33,986   7,992    7,992    107,992   14,608  14,608    114,608   26,644  26,644    126,644

   20       1,500     52,079   5,673    5,673    105,673   16,391  16,391    116,391   42,448  42,448    142,448

   25       1,500     75,170     (*)      (*)        (*)   12,425  12,425    112,425   61,419  61,419    161,419

   30       1,500    104,641     (*)      (*)        (*)      (*)     (*)        (*)   80,800  80,800    180,800

   35       1,500    142,254     (*)      (*)        (*)      (*)     (*)        (*)   92,554  92,554    192,554

----------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       CASH                         CASH                         CASH
           ANNUAL    PREMIUMS  CASH    SURR      DEATH      CASH    SURR      DEATH     CASH     SURR     DEATH
  YEAR      PAID      AT 5%    VALUE   VALUE    BENEFIT    VALUE    VALUE    BENEFIT    VALUE    VALUE    BENEFIT
    1       2,500      2,625   1,386      223    100,000    1,495     333    100,000    1,605      443    100,000

    2       2,500      5,381   2,961    1,799    100,000    3,275   2,112    100,000    3,602    2,439    100,000

    3       2,500      8,275   4,489    3,443    100,000    5,109   4,063    100,000    5,782    4,736    100,000

    4       2,500     11,314   5,949    5,019    100,000    6,982   6,052    100,000    8,147    7,217    100,000

    5       2,500     14,505   7,327    6,513    100,000    8,878   8,064    100,000   10,701    9,887    100,000

    6       2,500     17,855   8,626    7,929    100,000   10,805  10,107    100,000   13,471   12,773    100,000

    7       2,500     21,373   9,844    9,262    100,000   12,760  12,178    100,000   16,479   15,898    100,000

    8       2,500     25,066  10,965   10,500    100,000   14,732  14,267    100,000   19,743   19,278    100,000

    9       2,500     28,945  11,988   11,639    100,000   16,721  16,372    100,000   23,293   22,944    100,000

   10       2,500     33,017  12,919   12,919    100,000   18,735  18,735    100,000   27,174   27,174    100,000

   15       2,500     56,644  15,657   15,657    100,000   28,929  28,929    100,000   53,773   53,773    100,000

   20       2,500     86,798  13,769   13,769    100,000   39,070  39,070    100,000   99,843   99,843    106,832

   25       2,500    125,284   3,152    3,152    100,000   47,636  47,636    100,000  178,503  178,503    187,428

   30       2,500    174,402     (*)      (*)        (*)   51,634  51,634    100,000  304,551  304,551    319,778

   35       2,500    237,091     (*)      (*)        (*)   43,079  43,079    100,000  502,828  502,828    527,969

-----------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                        CASH                        CASH                         CASH
            ANNUAL   PREMIUMS  CASH     SURR      DEATH     CASH    SURR      DEATH    CASH      SURR      DEATH
  YEAR      PAID      AT 5%    VALUE    VALUE    BENEFIT    VALUE   VALUE    BENEFIT   VALUE     VALUE    BENEFIT
    1       2,500      2,625   1,212       50    100,000    1,316     154    100,000    1,421      258    100,000

    2       2,500      5,381   2,542    1,380    100,000    2,832   1,670    100,000    3,135    1,973    100,000

    3       2,500      8,275   3,778    2,732    100,000    4,340   3,294    100,000    4,953    3,906    100,000

    4       2,500     11,314   4,913    3,983    100,000    5,833   4,903    100,000    6,878    5,948    100,000

    5       2,500     14,505   5,937    5,123    100,000    7,301   6,488    100,000    8,915    8,101    100,000

    6       2,500     17,855   6,842    6,145    100,000    8,735   8,037    100,000   11,070   10,372    100,000

    7       2,500     21,373   7,617    7,036    100,000   10,121   9,540    100,000   13,348   12,767    100,000

    8       2,500     25,066   8,245    7,780    100,000   11,443  10,978    100,000   15,753   15,288    100,000

    9       2,500     28,945   8,708    8,359    100,000   12,682  12,333    100,000   18,289   17,940    100,000

   10       2,500     33,017   8,989    8,989    100,000   13,818  13,818    100,000   20,963   20,963    100,000

   15       2,500     56,644   7,002    7,002    100,000   17,234  17,234    100,000   37,407   37,407    100,000

   20       2,500     86,798     (*)      (*)        (*)   12,880  12,880    100,000   62,409   62,409    100,000

   25       2,500    125,284     (*)      (*)        (*)      (*)     (*)        (*)  109,545  109,545    115,023

   30       2,500    174,402     (*)      (*)        (*)      (*)     (*)        (*)  190,458  190,458    199,981

   35       2,500    237,091     (*)      (*)        (*)      (*)     (*)        (*)  314,104  314,104    329,809

---------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                 CURRENT VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                       CASH                         CASH                         CASH
           ANNUAL    PREMIUMS  CASH    SURR       DEATH     CASH    SURR      DEATH     CASH     SURR      DEATH
  YEAR      PAID      AT 5%    VALUE   VALUE     BENEFIT    VALUE   VALUE    BENEFIT    VALUE    VALUE    BENEFIT
    1       2,500      2,625   1,374      211    101,374    1,482     320    101,482    1,591      429    101,591

    2       2,500      5,381   2,927    1,764    102,927    3,236   2,074    103,236    3,559    2,397    103,559

    3       2,500      8,275   4,419    3,373    104,419    5,029   3,983    105,029    5,691    4,645    105,691

    4       2,500     11,314   5,832    4,902    105,832    6,841   5,911    106,841    7,980    7,050    107,980

    5       2,500     14,505   7,144    6,330    107,144    8,651   7,837    108,651   10,420    9,607    110,420

    6       2,500     17,855   8,362    7,664    108,362   10,463   9,765    110,463   13,032   12,335    113,032

    7       2,500     21,373   9,478    8,897    109,478   12,268  11,687    112,268   15,824   15,242    115,824

    8       2,500     25,066  10,477   10,012    110,477   14,049  13,584    114,049   18,794   18,329    118,794

    9       2,500     28,945  11,354   11,005    111,354   15,797  15,448    115,797   21,956   21,607    121,956

   10       2,500     33,017  12,115   12,115    112,115   17,516  17,516    117,516   25,333   25,333    125,333

   15       2,500     56,644  13,550   13,550    113,550   24,855  24,855    124,855   46,145   46,145    146,145

   20       2,500     86,798   9,551    9,551    109,551   28,172  28,172    128,172   73,441   73,441    173,441

   25       2,500    125,284     (*)      (*)        (*)   22,016  22,016    122,016  106,695  106,695    206,695

   30       2,500    174,402     (*)      (*)        (*)      (*)     (*)        (*)  141,554  141,554    241,554

   35       2,500    237,091     (*)      (*)        (*)      (*)     (*)        (*)  168,976  168,976    268,976

-----------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $5.00 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                GUARANTEED VALUES

                                 0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                               GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN

                                     CASH                          CASH                       CASH
           ANNUAL PREMIUMS    CASH     SURR     DEATH      CASH    SURR     DEATH      CASH     SURR     DEATH
  YEAR     PAID     AT 5%     VALUE   VALUE    BENEFIT    VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT
    1       2,500      2,625   1,197       35    101,197    1,300     138    101,300    1,404      241    101,404

    2       2,500      5,381   2,500    1,338    102,500    2,785   1,623    102,785    3,083    1,921    103,083

    3       2,500      8,275   3,693    2,647    103,693    4,242   3,196    104,242    4,840    3,794    104,840

    4       2,500     11,314   4,768    3,838    104,768    5,660   4,730    105,660    6,671    5,741    106,671

    5       2,500     14,505   5,715    4,901    105,715    7,024   6,211    107,024    8,571    7,758    108,571

    6       2,500     17,855   6,523    5,825    106,523    8,319   7,622    108,319   10,534    9,836    110,534

    7       2,500     21,373   7,179    6,598    107,179    9,527   8,946    109,527   12,549   11,968    112,549

    8       2,500     25,066   7,665    7,200    107,665   10,622  10,157    110,622   14,600   14,135    114,601

    9       2,500     28,945   7,962    7,613    107,962   11,578  11,229    111,578   16,669   16,320    116,669

   10       2,500     33,017   8,052    8,052    108,052   12,366  12,366    112,366   18,734   18,734    118,734

   15       2,500     56,644   4,841    4,841    104,841   12,798  12,798    112,798   28,282   28,282    128,282

   20       2,500     86,798     (*)      (*)        (*)    2,956   2,956    102,956   32,479   32,479    132,479

   25       2,500    125,284     (*)      (*)        (*)      (*)     (*)        (*)   19,082   19,082    119,082

------------------------------

(1)    ASSUMES NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY ADMINISTRATIVE EXPENSE CHARGE OF $25 FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE ASSUMED RATES, BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.

                          Independent Auditors' Report



The Board of Directors of Nationwide Life and Annuity Insurance Company and
   Contract Owners of Nationwide VL Separate Account-A:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-A as of December 31, 1997, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VL Separate Account-A as of December 31, 1997, and the results of its operations and its changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1998

                        NATIONWIDE VL SEPARATE ACCOUNT-A

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 1997



ASSETS:

   Investments at market value:

      American Century VP - American Century VP Advantage (ACVPAdv)
         65,673 shares (cost $340,971) ............................       $433,439

      Fidelity VIP - Growth Portfolio (FidVIPGr)
         1,145 shares (cost $29,326) ..............................         42,484

      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         427 shares (cost $8,167) .................................          9,058

      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         1,238 shares (cost $13,601) ..............................         14,091

      Nationwide SAT - Money Market Fund (NSATMyMkt)
         1,125 shares (cost $1,125) ...............................          1,125

      Nationwide SAT - Total Return Fund (NSATTotRe)
         1,231 shares (cost $15,685) ..............................         20,160

      Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal)
         623 shares (cost $9,748) .................................         11,083
                                                                          --------

            Total investments .....................................        531,440

   Accounts receivable ............................................             68
                                                                          --------

            Total assets ..........................................        531,508

ACCOUNTS PAYABLE ..................................................             --
                                                                          --------

CONTRACT OWNERS' EQUITY ...........................................       $531,508
                                                                          ========

                                                                                                                          ANNUAL
Contract owners' equity represented by:                            UNITS          UNIT VALUE                              RETURN
                                                                   -----          ----------                              -------

Multiple Payment Contracts and Flexible Premium Contracts:

      American Century VP -
        American Century VP Advantage ....................             511      $     15.906088       $     8,128             12%

      American Century VP -
        American Century VP Advantage
          Initial Funding by Depositor (note 1a) .........          25,000            17.013707           425,343             13%

      Fidelity VIP - Growth Portfolio ....................           1,734            24.509547            42,500             22%

      Nationwide SAT - Capital Appreciation Fund .........             368            24.563746             9,039             33%

      Nationwide SAT - Government Bond Fund ..............             841            16.735906            14,075              9%

      Nationwide SAT - Money Market Fund .................              88            12.754301             1,122              4%

      Nationwide SAT - Total Return Fund .................             716            28.233403            20,215             28%

      Neuberger & Berman AMT -
        Balanced Portfolio ...............................             593            18.694343            11,086             19%
                                                                 =========      ===============        ----------

                                                                                                       $  531,508
                                                                                                       ==========

See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                                1997             1996             1995
                                                              ---------        ---------        ---------
INVESTMENT ACTIVITY:
   Reinvested dividends .................................     $   8,040           10,646           12,757
   Mortality and expense charges (note 3) ...............          (795)            (722)            (621)
                                                              ---------        ---------        ---------
      Net investment activity ...........................         7,245            9,924           12,136
                                                              ---------        ---------        ---------

   Proceeds from mutual fund shares sold ................        33,699           16,003           36,212
   Cost of mutual funds sold ............................       (28,831)         (14,209)         (35,326)
                                                              ---------        ---------        ---------
      Realized gain on investments ......................         4,868            1,794              886
   Change in unrealized gain on investments .............        29,307            8,266           53,488
                                                              ---------        ---------        ---------
      Net gain on investments ...........................        34,175           10,060           54,374
                                                              ---------        ---------        ---------
   Reinvested capital gains .............................        23,407           21,139              694
                                                              ---------        ---------        ---------
         Net increase in contract owners'
            equity resulting from operations ............        64,827           41,123           67,204
                                                              ---------        ---------        ---------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners ......        14,070           24,097           36,589
   Surrenders ...........................................       (23,075)          (6,042)            (164)
   Policy loans (net of repayments) (note 4) ............        13,620            3,498          (23,321)
   Deductions for surrender charges (note 2d) ...........        (4,334)              --               --
   Redemptions to pay cost of insurance charges
      and administration charges (notes 2b and 2c) ......        (8,935)         (12,114)         (12,670)
                                                              ---------        ---------        ---------
         Net increase (decrease) in equity transactions..        (8,654)           9,439              434
                                                              ---------        ---------        ---------

NET CHANGE IN CONTRACT OWNERS' EQUITY ...................        56,173           50,562           67,638
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD .............       475,335          424,773          357,135
                                                              ---------        ---------        ---------
CONTRACT OWNERS' EQUITY END OF PERIOD ...................     $ 531,508          475,335          424,773
                                                              =========        =========        =========



See accompanying notes to financial statements.

                        NATIONWIDE VL SEPARATE ACCOUNT-A

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         Nationwide VL Separate Account-A (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (Depositor) transferred to the Account, 50,000 shares of the American Century VP -- American Century VP Advantage fund for which the Account was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

         The Company offers Modified Single Premium, Multiple Payment and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

     (b) The Contracts

         Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, have been offered for purchase. Additionally, contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, have been offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following:

              Portfolio of the American Century Variable Portfolios, Inc.
                (American Century VP);
                American Century VP - American Century VP Advantage (ACVPAdv)

              Portfolio of the Fidelity Variable Insurance Products Fund
                (Fidelity VIP);
                Fidelity VIP - Growth Portfolio (FidVIPGr)

              Funds of the Nationwide Separate Account Trust (Nationwide SAT)
                (managed for a fee by an affiliated investment advisor); Nationwide SAT - Capital Appreciation Fund (NSATCapAp) Nationwide SAT - Government Bond Fund (NSATGvtBd)
                Nationwide SAT - Money Market Fund (NSATMyMkt)
                Nationwide SAT - Total Return Fund (NSATTotRe)

              Portfolio of the Neuberger & Berman Advisers Management Trust
                (Neuberger & Berman AMT);
                Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal)

         At December 31, 1997, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar investment options, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1997. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1996 and 1995 amounts have been reclassified to conform with the current period presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

              Purchase payments totaling less than $25,000 - $90/year

              Purchase payments totaling $25,000 or more - $50/year

              The above charges are assessed against each contract by liquidating units.

              No charges were deducted from the initial funding, or from the earnings thereon.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For multiple payment contracts and flexible premium contracts, the amount charged is determined based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. The charge is 8.5% in the first year, and declines to 0% after the ninth year.

(3) ASSET CHARGES

     For multiple payment contracts and flexible premium contracts, the Company deducts charges from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. The charge is equal to an annual rate of .80%, with certain exceptions.

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. The charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter. At this time no single premium contracts are in force.

     The above charges are assessed through the daily unit value calculation. No charges are deducted from the initial funding, or from earnings thereon.

(4)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% of a policy's cash surrender value. On each policy anniversary following the initial loan, 6% interest is due and payable to the Company.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(5)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

(6)  SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

         -    Beginning unit value - Jan. 1

         -    Reinvested capital gains and dividends
              (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the underlying mutual funds.)

         -    Unrealized gain (loss)
              (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         -    Asset charges
              (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

         -    Ending unit value - Dec. 31

         -    Percentage increase (decrease) in unit value.

                                                                      SCHEDULE I
                        NATIONWIDE VL SEPARATE ACCOUNT-A

            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                       ACVPAdv              ACVPAdv(+)         FidVIPGr           NSATCapAp           NSATGvtBd
                                     ------------         ------------       ------------        ------------        ------------
1997
Beginning unit value - Jan. 1        $  14.210999            15.079515          20.008196           18.410667           15.383251
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .999595             1.062482            .738304             .749108             .983193
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                    .816206              .871710           3.943560            5.577539             .496554
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.120712)             .000000           (.180513)           (.173568)           (.127092)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  15.906088            17.013707          24.509547           24.563746           16.735906
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 12%                  13%                22%                 33%                  9%
                                     ============         ============       ============        ============        ============


1996
Beginning unit value - Jan. 1        $  13.112917            13.802855          17.583952           14.713230           14.984933
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .945920              .998314           1.263661             .766553             .930103
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                    .260998              .278346           1.312893            3.061949            (.412550)
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.108836)             .000000           (.152310)           (.131065)           (.119235)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  14.210999            15.079515          20.008196           18.410667           15.383251
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                  8%                   9%                14%                 25%                  3%
                                     ============         ============       ============        ============        ============


1995
Beginning unit value - Jan. 1        $  11.321934            11.822996          13.094007           11.465403           12.720514
                                     ------------         ------------       ------------        ------------        ------------

Reinvested capital gains
and dividends                             .411556              .431938            .072389             .653781             .903001
                                     ------------         ------------       ------------        ------------        ------------

Unrealized gain (loss)                   1.477165             1.547921           4.544905            2.696528            1.472503
                                     ------------         ------------       ------------        ------------        ------------

Asset charges                            (.097738)             .000000           (.127349)           (.102482)           (.111085)
                                     ------------         ------------       ------------        ------------        ------------

Ending unit value - Dec. 31          $  13.112917            13.802855          17.583952           14.713230           14.984933
                                     ------------         ------------       ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 16%                  17%                34%                 28%                 18%
                                     ============         ============       ============        ============        ============

                                           NSATMyMkt          NSATTotRe            NBAMTBal
                                         ------------        ------------        ------------
1997
Beginning unit value - Jan. 1               12.214743           21.988773           15.775523
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .640005            1.284328            1.058944
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            5.164704            1.999835
                                         ------------        ------------        ------------

Asset charges                                (.100447)           (.204402)           (.139959)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 12.754301           28.233403           18.694343
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      4%                 28%                 19%
                                         ============        ============        ============


1996
Beginning unit value - Jan. 1               11.714295           18.192762           14.878481
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .596995            1.217547            2.281380
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            2.737018           (1.262381)
                                         ------------        ------------        ------------

Asset charges                                (.096547)           (.158554)           (.121957)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 12.214743           21.988773           15.775523
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      4%                 21%                  6%
                                         ============        ============        ============


1995
Beginning unit value - Jan. 1               11.176411           14.205723           12.118394
                                         ------------        ------------        ------------

Reinvested capital gains
and dividends                                 .629782            1.413734             .308616
                                         ------------        ------------        ------------

Unrealized gain (loss)                        .000000            2.703396            2.562255
                                         ------------        ------------        ------------

Asset charges                                (.091898)           (.130091)           (.110784)
                                         ------------        ------------        ------------

Ending unit value - Dec. 31                 11.714295           18.192762           14.878481
                                         ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                      5%                 28%                 23%
                                         ============        ============        ============


* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

+ For Depositor, see note 1a.

See note 6.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life and Annuity Insurance Company:


We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 1997 and 1996, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                           December 31, 1997 and 1996
                                ($000's omitted)

                                         Assets                                            1997               1996
                                         ------                                         ----------        ------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                           $  796,919         $  648,076
    Equity securities                                                                       14,767             12,254
  Mortgage loans on real estate, net                                                       218,852            150,997
  Real estate, net                                                                           2,824              1,090
  Policy loans                                                                                 215                126
  Short-term investments                                                                    18,968                492
                                                                                        ----------         ----------
                                                                                         1,052,545            813,035
                                                                                        ----------         ----------

Cash                                                                                         5,163              4,296
Accrued investment income                                                                   10,778              9,189
Deferred policy acquisition costs                                                           30,087             16,168
Other assets                                                                                15,624             37,482
Assets held in Separate Accounts                                                           891,101            486,251
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========

                          Liabilities and Shareholder's Equity
                          ------------------------------------
Future policy benefits and claims                                                       $  986,191         $   80,720
Funds withheld under coinsurance agreement with affiliate                                       --            679,571
Other liabilities                                                                           29,426             35,842
Liabilities related to Separate Accounts                                                   891,101            486,251
                                                                                        ----------         ----------
                                                                                         1,906,718          1,282,384
                                                                                        ----------         ----------

Commitments (notes 6 and 7)

Shareholder's equity:
  Common stock, $40 par value.  Authorized, issued and outstanding 66,000 shares             2,640              2,640
  Additional paid-in capital                                                                52,960             52,960
  Retained earnings                                                                         35,812             25,209
  Unrealized gains on securities available-for-sale, net                                     7,168              3,228
                                                                                        ----------         ----------
                                                                                            98,580             84,037
                                                                                        ----------         ----------
                                                                                        $2,005,298         $1,366,421
                                                                                        ==========         ==========



See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                  1997            1996           1995
                                                                                  ----            ----           ----
Revenues:
  Investment product and universal life insurance product policy charges       $ 11,244         $  6,656         $  4,322
  Traditional life insurance premiums                                               363              246              674
  Net investment income                                                          11,577           51,045           49,108
  Realized losses on investments                                                   (246)              (3)            (702)
  Other income                                                                    1,057               --               --
                                                                               --------         --------         --------
                                                                                 23,995           57,944           53,402
                                                                               --------         --------         --------
Benefits and expenses:
  Interest credited to policyholder account balances                              3,948           34,711           33,276
  Other benefits and claims                                                         433              813              904
  Amortization of deferred policy acquisition costs                               1,402            7,380            5,508
  Other operating expenses                                                        1,860            7,247            6,567
                                                                               --------         --------         --------
                                                                                  7,643           50,151           46,255
                                                                               --------         --------         --------

    Income before federal income tax expense                                     16,352            7,793            7,147

Federal income tax expense                                                        5,749            2,707            2,373
                                                                               --------         --------         --------

    Net income                                                                 $ 10,603         $  5,086         $  4,774
                                                                               ========         ========         ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                                      Unrealized
                                                                                     gains (losses)
                                                           Additional                 on securities      Total
                                                 Common     paid-in     Retained      available-for-  shareholder's
                                                  stock     capital     earnings       sale, net         equity
                                                  -----     -------     --------       ---------         ------
December 31, 1994                                $2,640     $52,960     $15,349         $(3,703)        $ 67,246

  Net income                                         --          --       4,774              --            4,774
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           8,157            8,157
                                                 ------     -------     -------         -------         --------
December 31, 1995                                 2,640      52,960      20,123           4,454           80,177

  Net income                                         --          --       5,086              --            5,086
  Unrealized losses on securities available-
    for-sale, net                                    --          --          --          (1,226)          (1,226)
                                                 ------     -------     -------         -------         --------
December 31, 1996                                 2,640      52,960      25,209           3,228           84,037

  Net income                                         --          --      10,603              --           10,603
  Unrealized gains on securities available-
    for-sale, net                                    --          --          --           3,940            3,940
                                                 ------     -------     -------         -------         --------
December 31, 1997                                $2,640     $52,960     $35,812         $ 7,168         $ 98,580
                                                 ======     =======     =======         =======         ========


See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 1997, 1996 and 1995
                                ($000's omitted)

                                                                              1997           1996           1995
                                                                              ----           ----           ----
Cash flows from operating activities:
  Net income                                                               $  10,603      $   5,086      $  4,774
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                       3,948         34,711        33,276
      Capitalization of deferred policy acquisition costs                    (20,099)       (19,987)       (6,754)
      Amortization of deferred policy acquisition costs                        1,402          7,380         5,508
      Commission and expense allowances under coinsurance
        agreement with affiliate                                                  --         26,473            --
      Amortization and depreciation                                              250          1,721           878
      Realized losses on invested assets, net                                    246              3           702
      Increase in accrued investment income                                   (1,589)          (725)         (423)
      Decrease (increase) in other assets                                     21,858        (32,539)           62
      Increase (decrease) in policy liabilities and funds withheld
        on coinsurance agreement with affiliate                              228,898         (7,101)          627
      (Decrease) increase in other liabilities                                (7,488)        23,198         1,427
                                                                           ---------      ---------      --------
          Net cash provided by operating activities                          238,029         38,220        40,077
                                                                           ---------      ---------      --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                     95,366         73,966        41,729
  Proceeds from sale of securities available-for-sale                         30,431          2,480         3,070
  Proceeds from maturity of fixed maturity securities held-to-maturity            --             --        11,251
  Proceeds from repayments of mortgage loans on real estate                   15,199         10,975         8,673
  Proceeds from sale of real estate                                               --             --           655
  Proceeds from repayments of policy loans                                        67             23            50
  Cost of securities available-for-sale acquired                            (267,899)      (179,671)      (79,140)
  Cost of fixed maturity securities held-to maturity acquired                     --             --        (8,000)
  Cost of mortgage loans on real estate acquired                             (84,736)       (57,395)      (18,000)
  Cost of real estate acquired                                                   (13)            --           (10)
  Policy loans issued                                                           (155)           (55)          (66)
  Short-term investments, net                                                (18,476)         4,352        (4,479)
                                                                           ---------      ---------      --------
          Net cash used in investing activities                             (230,216)      (145,325)      (44,267)
                                                                           ---------      ---------      --------

Cash flows from financing activities:
  Increase in investment product and universal life insurance
    product account balances                                                   6,952        200,575        46,247
  Decrease in investment product and universal life insurance
    product account balances                                                 (13,898)       (89,174)      (42,057)
                                                                           ---------      ---------      --------
          Net cash (used in) provided by financing activities                 (6,946)       111,401         4,190
                                                                           ---------      ---------      --------

Net increase in cash                                                             867          4,296            --

Cash, beginning of year                                                        4,296             --            --
                                                                           ---------      ---------      --------
Cash, end of year                                                          $   5,163      $   4,296      $
                                                                           =========      =========      ========

See accompanying notes to finanacial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1997, 1996 and 1995
                                ($000's omitted)

(1)      Organization and Description of Business

         Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

         The Company sells primarily fixed and variable rate annuities through banks and other financial institutions. In addition, the Company sells universal life insurance and other interest-sensitive life insurance products and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.


(2)      Summary of Significant Accounting Policies

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.
         Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Valuation of Investments and Related Gains and Losses

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (b)  Revenues and Benefits

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (c)  Deferred Policy Acquisition Costs

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

         (d)  Separate Accounts

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         (e)  Future Policy Benefits

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

         (f)  Federal Income Tax

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (g)  Reinsurance Ceded

              Reinsurance revenues ceded and reinsurance recoveries on benefits and expenses incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (h)  Statements of Cash Flows

              The Company routinely invests its available cash balances in highly liquid, short-term investments with affiliated companies. See note 11. As such, the Company had no cash balance as of December 31, 1995.

         (i)  Recently Issued Accounting Pronouncements

              Statement of Financial Accounting Standards No. 130 - Reporting Comprehensive Income was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (j)  Reclassification

              Certain items in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(3)      Investments

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                       Gross           Gross
                                                        Amortized    unrealized     unrealized   Estimated
                                                          cost         gains          losses     fair value
                                                          ----         -----          ------     ----------
  December 31, 1997:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  5,923     $    109      $     (27)     $  6,005
    Obligations of states and political subdivisions          267            5             --           272
    Debt securities issued by foreign governments           6,077           57             (1)        6,133
    Corporate securities                                  482,478       10,964           (509)      492,933
    Mortgage-backed securities                            285,224        6,458           (106)      291,576
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   779,969       17,593           (643)      796,919
  Equity securities                                        11,704        3,063             --        14,767
                                                         --------     --------      ---------      --------
                                                         $791,673     $ 20,656      $    (643)     $811,686
                                                         ========     ========      =========      ========

December 31, 1996:
  Fixed maturity securities:
    U.S. Treasury securities and obligations of U.S.
      government corporations and agencies               $  3,695     $      7      $     (78)     $  3,624
    Obligations of states and political subdivisions          269           --             (2)          267
    Debt securities issued by foreign governments           6,129          133             (8)        6,254
    Corporate securities                                  393,371        5,916         (1,824)      397,463
    Mortgage-backed securities                            236,839        4,621           (992)      240,468
                                                         --------     --------      ---------      --------
        Total fixed maturity securities                   640,303       10,677         (2,904)      648,076
  Equity securities                                        10,854        1,540           (140)       12,254
                                                         --------     --------      ---------      --------
                                                         $651,157     $ 12,217      $  (3,044)     $660,330
                                                         ========     ========      =========      ========

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                  Amortized    Estimated
                                                    cost      fair value
                                                    ----      ----------
Fixed maturity securities available-for-sale:
  Due in one year or less                         $ 31,421     $ 31,623
  Due after one year through five years            231,670      235,764
  Due after five years through ten years           175,633      180,174
  Due after ten years                               56,021       57,782
                                                  --------     --------

                                                   494,745      505,343
Mortgage-backed securities                         285,224      291,576
                                                  --------     --------
                                                  $779,969     $796,919
                                                  ========     ========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


                                                     1997         1996
                                                     ----         ----
Gross unrealized gains                              $20,013      $ 9,173
Adjustment to deferred policy acquisition costs      (8,985)      (4,207)
Deferred federal income tax                          (3,860)      (1,738)
                                                    -------      -------
                                                    $ 7,168      $ 3,228
                                                    =======      =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                 1997          1996          1995
                                                 ----          ----          ----
Securities available-for-sale:
  Fixed maturity securities                    $ 9,177       $(8,764)      $30,647
  Equity securities                              1,663           249         1,283
Fixed maturity securities held-to-maturity          --            --         3,941
                                               -------       -------       -------
                                               $10,840       $(8,515)      $35,871
                                               =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $30,431, $2,480 and $3,070, respectively. During
         1997, gross gains of $825 ($181 and $64 in 1996 and 1995, respectively) and gross losses of $1,124 (none and $6 in 1996 and 1995, respectively) were realized on those sales. See note 11.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $2,000 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $600.

         As permitted by the Financial Accounting Standards Board's Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, issued in November 1995, the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $77,405, resulting in a gross unrealized gain of $1,709.

         The Company had no investments in mortgage loans on real estate considered to be impaired as of December 31, 1997. The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1996 was $955, for which the related valuation allowance was $184. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $386 ($964 in 1996) and no interest income was recognized on those loans ($16 in
         1996), which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

                                                        1997      1996
                                                        ----      ----
Allowance, beginning of year                           $ 934      $750
  (Reductions) additions charged to operations           (53)      184
  Direct write-downs charged against the allowance      (131)       --
                                                       -----      ----
Allowance, end of year                                 $ 750      $934
                                                       =====      ====

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Real estate is presented at cost less accumulated depreciation of $153 as of December 31, 1997 ($108 as of December 31, 1996) and valuation allowances of $229 as of December 31, 1997 ($229 as of December 31,
         1996).

         The Company has no investments which were non-income producing for the twelve month periods preceding December 31, 1997 and 1996.

         An analysis of investment income by investment type follows for the years ended December 31:


                                                   1997        1996        1995
                                                   ----        ----        ----
Gross investment income:
  Securities available-for-sale:
    Fixed maturity securities                    $53,491     $40,552     $35,093
    Equity securities                                375         598         713
  Fixed maturity securities held-to-maturity          --          --       4,530
  Mortgage loans on real estate                   14,862       9,991       9,106
  Real estate                                        318         214         273
  Short-term investments                             899         507         348
  Other                                               90          57          41
                                                 -------     -------     -------
      Total investment income                     70,035      51,919      50,104
Less:
  Investment expenses                              1,386         874         996
  Net investment income ceded (note 11)           57,072          --          --
                                                 -------     -------     -------
      Net investment income                      $11,577     $51,045     $49,108
                                                 =======     =======     =======

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:


                                                  1997       1996       1995
                                                  ----       ----       ----
Fixed maturity securities available-for-sale     $(299)     $ 181      $(822)
Mortgage loans on real estate                       53       (184)       110
Real estate and other                               --         --         10
                                                 -----      -----      -----
                                                 $(246)     $  (3)     $(702)
                                                 =====      =====      =====

         Fixed maturity securities with an amortized cost of $3,383 and $3,403 as of December 31, 1997 and 1996, respectively, were on deposit with various regulatory agencies as required by law.


(4)      Future Policy Benefits

         The liability for future policy benefits for investment contracts has been established based on policy terms, interest rates and various contract provisions. The average interest rate credited on investment product policies was approximately 5.1%, 5.6% and 5.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)      Federal Income Tax

         The Company's current federal income tax liability was $806 and $7,914 as of December 31, 1997 and 1996, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax asset (liability) as of December 31, 1997 and 1996 are as follows:

                                                       1997          1996
                                                       ----          ----
Deferred tax assets:
  Future policy benefits                            $ 13,168      $ 1,070
  Liabilities in Separate Accounts                     8,080        5,311
  Mortgage loans on real estate and real estate          336          407
  Other assets and other liabilities                      48        3,836
                                                    --------      -------
    Total gross deferred tax assets                   21,632       10,624
                                                    --------      -------

Deferred tax liabilities:
  Fixed maturity securities                            7,186        3,268
  Deferred policy acquisition costs                    6,159        2,131
  Equity securities                                    1,072          490
  Other                                                7,892           --
                                                    --------      -------
    Total gross deferred tax liabilities              22,309        5,889
                                                    --------      -------
                                                    $   (677)     $ 4,735
                                                    ========      =======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. The Company has determined that valuation allowances are not necessary as of December 31, 1997, 1996 and 1995 based on its analysis of future deductible amounts.

         Federal income tax expense for the years ended Decmber 31 was as follows:


                                    1997        1996        1995
                                    ----        ----        ----

Currently payable                  $2,458     $ 9,612      $2,012
Deferred tax expense (benefit)      3,291      (6,905)        361
                                   ------     -------      ------
                                   $5,749     $ 2,707      $2,373
                                   ======     =======      ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                    1997                 1996                  1995
                                             ------------------     ----------------     ----------------
                                              Amount        %       Amount       %        Amount       %
                                             ------------------     ----------------     ----------------
Computed (expected) tax expense               $5,723       35.0     $2,728     35.0      $2,501    35.0
Tax exempt interest and dividends
   received deduction                             --       (0.0)      (175)    (2.3)       (150)   (2.1)
Other, net                                        26       (0.2)       154      2.0          22     0.3
                                              ------       ----     ------     ----      ------    ----
      Total (effective rate of each year)     $5,749       35.2     $2,707     34.7      $2,373    33.2
                                              ======       ====     ======     ====      ======    ====

         Total federal income tax paid was $9,566, $2,335 and $1,314 during the years ended December 31, 1997, 1996 and 1995, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

(6)      Fair Value of Financial Instruments

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              Mortgage loans on real estate: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

              Separate Account assets and liabilities: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Policy reserves on life insurance contracts: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal value because of the short-term nature of such commitments. See note 7.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:



                                                          1997                     1996
                                                  ------------------------ -----------------------
                                                  Carrying    Estimated     Carrying    Estimated
                                                   amount     fair value     amount     fair value
                                                  ------------------------ -----------------------
Assets:
  Investments:
    Securities available-for-sale:
      Fixed maturity securities                   $796,919     $796,919     $648,076     $648,076
      Equity securities                             14,767       14,767       12,254       12,254
    Mortgage loans on real estate, net             218,852      229,881      150,997      152,496
    Policy loans                                       215          215          126          126
    Short-term investments                          18,968       18,968          492          492
  Cash                                               5,163        5,163        4,296        4,296
  Assets held in Separate Accounts                 891,101      891,101      486,251      486,251

Liabilities
  Investment contracts                             980,263      950,105       75,417       72,262
  Policy reserves on life insurance contracts        5,928        6,076        5,303        5,390
  Liabilities related to Separate Accounts         891,101      868,056      486,251      471,125

(7)      Risk Disclosures

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $61,200 extending into 1998 were outstanding as of December 31, 1997. The Company also had $4,000 of commitments to purchase fixed maturity securities as of December 31, 1997.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 29% (31% in 1996) in any geographic area and no more than 3% (5% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997 37% (42% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed apartment building properties.


(8)      Pension Plan

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $257, $189 and $214, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

                                                                                   1997             1996              1995
                                                                                   ----             ----              ----
              Service cost (benefits earned during the period)                   $  77,303       $  75,466       $  64,524
              Interest cost on projected benefit obligation                        118,556         105,511          95,283
              Actual return on plan assets                                        (327,965)       (210,583)       (249,294)
              Net amortization and deferral                                        196,366         101,795         143,353
                                                                                 ---------       ---------       ---------
                                                                                 $  64,260       $  72,189       $  53,866
                                                                                 =========       =========       =========

         Basis for measurements, net periodic pension cost:

                                                                                      1997              1996              1995
                                                                                      ----              ----              ----
              Weighted average discount rate                                         6.50%             6.00%             7.50%
              Rate of increase in future compensation levels                         4.75%             4.25%             6.25%
              Expected long-term rate of return on plan assets                       7.25%             6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

                                                                                    1997             1996
                                                                                    ----             ----
              Accumulated benefit obligation:
                Vested                                                           $1,547,462       $1,338,554
                Nonvested                                                            13,531           11,149
                                                                                 ----------       ----------
                                                                                 $1,560,993       $1,349,703
                                                                                 ==========       ==========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date       $2,033,761       $1,847,828
                Plan assets at fair value                                         2,212,848        1,947,933
                                                                                 ----------       ----------
                  Plan assets in excess of projected benefit obligation             179,087          100,105
                Unrecognized prior service cost                                      34,658           37,870
                Unrecognized net gains                                             (330,656)        (201,952)
                Unrecognized net asset at transition                                 33,337           37,158
                                                                                 ----------       ----------
                                                                                 $  (83,574)      $  (26,819)
                                                                                 ==========       ==========

         Basis for measurements, funded status of plan:

                                                                    1997       1996
                                                                    ----       ----
              Weighted average discount rate                        6.00%     6.50%
              Rate of increase in future compensation levels        4.25%     4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau, an affiliate.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(9)      Postretirement Benefits Other Than Pensions

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $891 and $840, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $94, $78 and $66, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:

                                                            1997           1996
                                                            ----           ----
Accrued postretirement benefit expense:
  Retirees                                               $  93,327      $  92,954
  Fully eligible, active plan participants                  31,580         23,749
  Other active plan participants                           112,951         83,986
                                                         ---------      ---------
    Accumulated postretirement benefit obligation          237,858        200,689
  Plan assets at fair value                                 69,165         63,044
                                                         ---------      ---------
    Plan assets less than accumulated postretirement
      benefit obligation                                  (168,693)      (137,645)
   Unrecognized transition obligation of affiliates          1,481          1,654
   Unrecognized net gains                                    1,576        (23,225)
                                                         ---------      ---------
                                                         $(165,636)     $(159,216)
                                                         =========      =========

         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

                                                   1997          1996         1995
                                                   ----          ----         ----
Service cost (benefits attributed to employee
  service during the year)                        $ 7,077      $ 6,541      $ 6,235
Interest cost on accumulated postretirement
  benefit obligation                               14,029       13,679       14,151
Actual return on plan assets                       (3,619)      (4,348)      (2,657)
Amortization of unrecognized transition
  obligation of affiliates                            173          173        2,966
Net amortization and deferral                        (528)       1,830       (1,619)
                                                  -------      -------      -------
                                                  $17,132      $17,875      $19,076
                                                  =======      =======      =======

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Actuarial assumptions used for the measurement of the APBO as of December 31, 1997, 1996 and 1995 and the NPPBC for 1997, 1996 and 1995
         were as follows:

                                                                  1997      1996       1995
                                                                  ----      ----       ----
APBO:
  Discount rate                                                   6.70%      7.25%      6.75%
  Assumed health care cost trend rate:
      Initial rate                                               12.13%     11.00%     11.00%
      Ultimate rate                                               6.12%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

NPPBC:
  Discount rate                                                   7.25%      6.65%      8.00%
  Long term rate of return on plan assets, net of tax             5.89%      4.80%      8.00%
  Assumed health care cost trend rate:
      Initial rate                                               11.00%     11.00%     10.00%
      Ultimate rate                                               6.00%      6.00%      6.00%
      Uniform declining period                                12 Years   12 Years   12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $410 and the NPPBC for the year ended December 31, 1997 by $46.


(10)     Regulatory Risk-Based Capital and Dividend Restriction

         Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

         The statutory capital shares and surplus of the Company as reported to regulatory authorities as of December 31, 1997, 1996 and 1995 was $74,820, $71,390 and $54,978, respectively. The statutory net income of the Company as reported to regulatory authorities for the years ended December 31, 1997, 1996 and 1995 was $7,446, $670 and $8,023,
         respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1997, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $7,482.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(11)     Transactions With Affiliates

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $703, $410 and $287, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $2,564, $2,682 and $2,596 in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $4,981 and $2,275 as of December 31, 1997 and 1996, respectively.

         Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. On December 31, 1997, the agreement was amended to a modified coinsurance basis. Under modified coinsurance agreements, invested assets and liabilities for future policy benefits are retained by the ceding company and net investment earnings on the invested assets are paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the modified coinsurance agreement are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NLIC in 1997 are included in NLIC's results of operations for 1997 and include premiums of $300,617, net investment income of $57,072 and benefits, claims and other expenses of $343,426.

         Under the 100% coinsurance with funds withheld agreement, the Company recorded a liability equal to the amount due to NLIC as of December 31, 1996 for $679,571, which represents the future policy benefits of the fixed individual deferred annuity contracts ceded. In consideration for the initial inforce business reinsured, NLIC paid the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

         During 1997, the Company sold fixed maturity securities available-for-sale at fair value of $27,253 to NLIC. The Company recognized a $693 gain on the transactions.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $18,968 and $492 as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying balance sheets.

         Certain annuity products are sold through an affiliated company. Total commissions paid to the affiliate for the three years ended December 31, 1997 were $8,053, $14,644 and $5,949, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(12)     Segment Information

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by an affiliated company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses are reported in the Corporate and Other segment.

         The following table summarizes the revenues and income (loss) before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

                                                        1997             1996            1995
                                                        ----             ----            ----
Revenues:
   Variable Annuities                                $     9,950      $     4,591      $   2,927
   Fixed Annuities                                         7,752           51,643         50,056
   Life Insurance                                            182              165            185
   Corporate and Other                                     6,111            1,545            234
                                                     -----------      -----------      ---------
                                                     $    23,995      $    57,944      $  53,402
                                                     ===========      ===========      =========

Income (loss) before federal income tax expense:
   Variable Annuities                                $     7,267      $     1,094      $   1,196
   Fixed Annuities                                         3,202            5,156          5,633
   Life Insurance                                           (228)              (1)          (381)
   Corporate and Other                                     6,111            1,544            699
                                                     -----------      -----------      ---------
                                                     $    16,352      $     7,793      $   7,147
                                                     ===========      ===========      =========

Assets:
   Variable Annuities                                $   925,021      $   503,111      $ 267,097
   Fixed Annuities                                       989,116          787,682        643,313
   Life Insurance                                          2,228            2,597          2,665
   Corporate and Other                                    88,933           73,031         54,507
                                                     -----------      -----------      ---------
                                                     $ 2,005,298      $ 1,366,421      $ 967,582
                                                     ===========      ===========      =========

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 8 to Form S-6 Registration Statement comprises the following papers and documents:


The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 78 pages.


Representations and Undertakings.

Accountants' Consent

The Signatures.

The following exhibits required by Forms N-8B-2 and S-6:

1.     Power of Attorney dated April 1, 1998.                 Attached hereto.

2.     Resolution of the Depositor's Board of                 Directors Included with the Registration Statement on
       authorizing the establishment of the Registrant,       Form N-8B-2 for the Nationwide VL Separate Account-A
       adopted                                                (File No. 811-6137), and hereby incorporated herein by
                                                              reference.

3.     Distribution Contracts                                 Included with the Registration Statement on Form N-8B-2
                                                              for the Nationwide VL Separate Account-A (File No. 811-6137),
                                                              and hereby incorporated herein by reference.

4.     Form of Security                                       Included with the Registration Statement on Form S-6 for the
                                                              Nationwide VL Separate Account-A (File No. 33-44300), and hereby incorporated herein by reference.

5.     Articles of Incorporation of Depositor                 Included with the  Registration  Statement on Form N-8B-2 for the  Nationwide VL Separate  Account-A  (File No.  811-6137),
                                                              and hereby incorporated herein by reference.

6.     Application form of Security                           Included with the Registration  Statement on Form S-6 for the
                                                              Nationwide VL Separate  Account-A  (File No.  33-44300),  and
                                                              hereby incorporated herein by reference.

7.     Opinion of Counsel                                     Included with the Registration Statement on Form S-6 for the
                                                              Nationwide VL Separate Account-A (File No. 33-44300), and
                                                              hereby incorporated herein by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and the Company hereby make the following representations and undertakings:


(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "1940 Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the 1940 Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the 1940 Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "SEC") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the SEC on request a memorandum setting forth the basis for this representation.


(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.


(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.


(f) Represents that the fees and charges deducted under the Contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

    INDEPENDENT AUDITORS' CONSENT AND REPORT ON FINANCIAL STATEMENT SCHEDULES

The Board of Directors of Nationwide Life and Annuity Insurance Company and Contract Owners of the Nationwide VL Separate Account-A:




We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                       KPMG Peat Marwick LLP



Columbus, Ohio

April 29, 1998

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Nationwide VL Separate Account-A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 8 and has duly caused this Post-Effective Amendment No. 8 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 29th day of April, 1998.


                                NATIONWIDE VL SEPARATE ACCOUNT-A
                                --------------------------------
                                          (Registrant)
(Seal)                     NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                           ---------------------------------------------
Attest:                                     (Sponsor)



W. SIDNEY DRUEN           By:                JOSEPH P. RATH
-----------------------      --------------------------------------------------
W. Sidney Druen                               Joseph P. Rath
Assistant Secretary            Vice President-Product and Market Compliance





Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.8 has been signed below by the following persons in the capacities indicated on the 29th day of April, 1998.

                  SIGNATURE                                          TITLE


LEWIS J. ALPHIN                                                    Director
--------------------------------------------
Lewis J. Alphin

A. I. BELL                                                         Director
--------------------------------------------
A. I. Bell

KEITH W. ECKEL                                                     Director
--------------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                                   Director
--------------------------------------------
Willard J. Engel

FRED C. FINNEY                                                     Director
--------------------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                                          Director
--------------------------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                                                   President/Chief
--------------------------------------------               Operating Office and Director
Joseph J. Gasper

DIMON R. McFERSON                                    Chairman and Chief Executive Officer-
--------------------------------------------      Nationwide Insurance Enterprise and Director
Dimon R. McFerson

DAVID O. MILLER                                       Chairman of the Board and Director
--------------------------------------------
David O. Miller

YVONNE L. MONTGOMERY                                               Director
--------------------------------------------
Yvonne L. Montgomery

C. RAY NOECKER                                                     Director
--------------------------------------------
C. Ray Noecker

ROBERT A. OAKLEY                                           Executive Vice President-
--------------------------------------------                Chief Financial Officer
Robert A. Oakley

JAMES F. PATTERSON                                                 Director                         By/s/JOSEPH P. RATH
--------------------------------------------                                                  ----------------------------
James F. Patterson                                                                                    Joseph P. Rath
                                                                                                     Attorney-in-Fact
ARDEN L. SHISLER                                                  Director
--------------------------------------------
Arden L. Shisler

ROBERT L. STEWART                                                  Director
--------------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                                    Director
--------------------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                                    Director
--------------------------------------------
Harold W. Weihl